(2_FIDELITY_LOGOS)FIDELITY

CAPITAL APPRECIATION
FUND
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  23  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 27  NOTES TO THE FINANCIAL STATEMENTS.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998        PAST 6  PAST 1  PAST 5   PAST 10
                                    MONTHS  YEAR    YEARS    YEARS

FIDELITY CAPITAL APPRECIATION       16.49%  41.27%  130.10%  316.03%

S&P 500 (REGISTERED TRADEMARK)      22.49%  41.07%  184.36%  466.24%

CAPITAL APPRECIATION FUNDS AVERAGE  12.84%  38.13%  126.89%  326.97%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998             PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS

FIDELITY CAPITAL APPRECIATION            41.27%  18.14%  15.32%

S&P 500                                  41.07%  23.25%  18.93%

CAPITAL APPRECIATION FUNDS AVERAGE       38.13%  17.03%  14.69%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Capital Appreciation        S&P 500
             00307                       SP001
  1988/04/30      10000.00                    10000.00
  1988/05/31      10102.36                    10087.00
  1988/06/30      10653.54                    10549.99
  1988/07/31      10606.30                    10509.90
  1988/08/31      10488.19                    10152.57
  1988/09/30      10889.76                    10585.07
  1988/10/31      11149.61                    10879.33
  1988/11/30      11031.50                    10723.76
  1988/12/31      11356.23                    10911.42
  1989/01/31      11912.52                    11710.14
  1989/02/28      11785.36                    11418.56
  1989/03/31      12158.87                    11684.61
  1989/04/30      12723.31                    12291.04
  1989/05/31      13208.69                    12788.83
  1989/06/30      13511.06                    12715.93
  1989/07/31      14386.33                    13864.18
  1989/08/31      14442.03                    14135.92
  1989/09/30      14394.60                    14077.96
  1989/10/31      13796.81                    13751.35
  1989/11/30      14075.78                    14031.88
  1989/12/31      14412.06                    14368.64
  1990/01/31      13753.42                    13404.51
  1990/02/28      13935.41                    13577.43
  1990/03/31      14039.41                    13937.23
  1990/04/30      13545.43                    13588.80
  1990/05/31      14264.73                    14913.70
  1990/06/30      14134.73                    14812.29
  1990/07/31      13866.08                    14764.89
  1990/08/31      12418.81                    13430.15
  1990/09/30      11508.85                    12776.10
  1990/10/31      11136.19                    12721.16
  1990/11/30      11716.84                    13542.95
  1990/12/31      12151.29                    13920.80
  1991/01/31      12660.52                    14527.74
  1991/02/28      13643.86                    15566.48
  1991/03/31      13968.71                    15943.18
  1991/04/30      14021.39                    15981.45
  1991/05/31      14205.77                    16671.85
  1991/06/30      13784.34                    15908.28
  1991/07/31      14311.13                    16649.60
  1991/08/31      14302.35                    17044.20
  1991/09/30      13863.35                    16759.56
  1991/10/31      13591.18                    16984.14
  1991/11/30      12783.44                    16299.68
  1991/12/31      13365.69                    18164.36
  1992/01/31      14145.54                    17826.50
  1992/02/29      14730.42                    18058.25
  1992/03/31      14697.93                    17706.11
  1992/04/30      15120.35                    18226.67
  1992/05/31      15304.48                    18315.98
  1992/06/30      15293.65                    18043.07
  1992/07/31      15369.46                    18781.03
  1992/08/31      14752.09                    18396.02
  1992/09/30      14773.75                    18613.10
  1992/10/31      14860.40                    18678.24
  1992/11/30      15022.87                    19315.17
  1992/12/31      15553.48                    19552.75
  1993/01/31      15989.03                    19716.99
  1993/02/28      16332.94                    19985.14
  1993/03/31      17252.46                    20406.83
  1993/04/30      18080.02                    19912.98
  1993/05/31      18562.77                    20446.65
  1993/06/30      18620.24                    20505.95
  1993/07/31      19022.53                    20423.92
  1993/08/31      19275.40                    21197.99
  1993/09/30      18827.13                    21034.76
  1993/10/31      19930.55                    21470.18
  1993/11/30      19861.59                    21266.22
  1993/12/31      20750.53                    21523.54
  1994/01/31      21878.81                    22255.34
  1994/02/28      21408.07                    21652.22
  1994/03/31      20517.63                    20708.18
  1994/04/30      20643.04                    20973.25
  1994/05/31      20806.08                    21317.21
  1994/06/30      20116.31                    20794.94
  1994/07/31      20555.26                    21477.01
  1994/08/31      21370.44                    22357.57
  1994/09/30      21445.69                    21809.81
  1994/10/31      21320.28                    22300.53
  1994/11/30      21458.23                    21488.34
  1994/12/31      21273.46                    21807.01
  1995/01/31      21912.64                    22372.47
  1995/02/28      22315.59                    23244.33
  1995/03/31      22315.59                    23930.27
  1995/04/30      22940.88                    24635.01
  1995/05/31      23052.04                    25619.67
  1995/06/30      23580.05                    26214.82
  1995/07/31      24705.56                    27084.10
  1995/08/31      25442.00                    27152.08
  1995/09/30      25747.69                    28297.90
  1995/10/31      24608.29                    28196.88
  1995/11/30      24997.36                    29434.72
  1995/12/31      25266.01                    30001.63
  1996/01/31      26425.42                    31022.89
  1996/02/29      26320.02                    31310.47
  1996/03/31      26380.25                    31611.99
  1996/04/30      26816.91                    32077.95
  1996/05/31      27569.77                    32905.24
  1996/06/30      26741.62                    33030.61
  1996/07/31      25235.90                    31571.32
  1996/08/31      26079.10                    32237.16
  1996/09/30      27479.42                    34051.47
  1996/10/31      27509.54                    34990.60
  1996/11/30      29030.32                    37635.54
  1996/12/31      29086.20                    36889.98
  1997/01/31      30388.81                    39194.87
  1997/02/28      29976.59                    39502.16
  1997/03/31      28838.87                    37879.01
  1997/04/30      29448.95                    40140.39
  1997/05/31      32103.64                    42584.14
  1997/06/30      33884.43                    44491.91
  1997/07/31      36522.64                    48032.13
  1997/08/31      35879.57                    45341.37
  1997/09/30      38089.07                    47824.72
  1997/10/31      35714.69                    46227.37
  1997/11/30      35912.55                    48367.24
  1997/12/31      36798.95                    49197.70
  1998/01/31      36115.38                    49741.83
  1998/02/28      39172.47                    53329.21
  1998/03/31      40634.55                    56060.20
  1998/04/30      41602.94                    56624.16
IMATRL PRASUN   SHR__CHT 19980430 19980506 132659 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $41,603 - a 316.03% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,624 - a 466.24% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite economic difficulties in
Southeast Asia and the resulting
concern that U.S. corporate
earnings would slow, the stock
market continued to perform well
during the six months that ended
April 30, 1998. In fact, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 22.49% during this
time. Some U.S. corporations with
business exposure to Asia did
report disappointing earnings and
their stocks were harshly
punished - sometimes sending
the market tumbling for a day or
two. However, investors seemed
to adopt a new attitude - one that
overlooked short-term troubles
and focused on longer-term
growth - helping many of these
stocks to rebound quickly.
Investors also sent the market
soaring on news of big mergers -
such as the proposed combination
of Citicorp and Travelers Group
announced in April. Despite these
ups and downs, the continued
strength of the U.S. economy,
combined with low interest rates
and low inflation, seemed to buoy
the stock market. Through the first
four months of 1998, cash inflows
into stock mutual funds were very
strong and the Dow Jones
Industrial Average closed above
9000 for the first time in April. In
addition, the period ended on a
positive note when the Commerce
Department reported that gross
domestic product grew at a
stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong
economic growth amidst benign
inflation.
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, HARRY?
A. For the six months that ended April 30, 1998, the fund returned 16.49%. The capital appreciation funds average, as tracked by Lipper Analytical Services, returned 12.84% during this time. The Standard & Poor's 500 Index returned 22.49%. For the 12 months that ended April 30, 1998, the fund returned 41.27%. The Lipper average and S&P 500 returned 38.13% and 41.07%, respectively, during the same period.
Q. WHY DID THE FUND LAG THE S&P 500, YET OUTPERFORM ITS PEER GROUP OVER THE PAST SIX MONTHS?
A. Stock market dynamics played a key role. After a phase in which stocks of small, medium and large companies performed well, the market
- as it has over the past couple of years - again began to favor large-cap stocks, many of which comprise the S&P 500. Much of this trend was due to investor concerns over the deteriorating economic situation in Southeast Asia. As the crises in the region worsened, many investors assumed a "buy-what-you-know" mentality. Consequently, stocks of larger, more well-known companies gained favor at the expense of smaller- and medium-sized stocks. Since the fund has more of a small-stock flavor to it than the S&P 500, this development hurt performance relative to the index. As to why the fund beat its peers, I'd point mainly to stock picking and, perhaps more importantly, industry selection. Several of the fund's investments in the media and leisure and technology sectors contributed positively to the fund's return.
Q. YOU INCREASED THE FUND'S MEDIA-RELATED POSITIONS DURING THE PERIOD. WHAT ATTRACTED YOU TO THIS GROUP?
A. In general, the media and leisure group flourished due to strong trends within the industry. Advertising continued to be in very strong demand, and many media companies were able to gain a degree of pricing power as a result. I emphasized stocks of cable TV operators during the period, and some of the bigger media names such as CBS Corp. and Viacom performed quite well. Viacom - which is the parent company of Paramount Pictures - benefited tremendously from the success of the hit movie TITANIC.
Q. DESPITE THE WELL-DOCUMENTED TROUBLES IN SOUTHEAST ASIA - AND THE RESULTING NEGATIVE EFFECT ON MANY TECHNOLOGY STOCKS - THE FUND STILL HAD APPROXIMATELY 22% OF ITS ASSETS INVESTED IN THE TECHNOLOGY SECTOR AT THE END OF THE PERIOD . . .
A. While I did reduce some technology holdings that I felt would be hurt by a drop in demand from Asia, this fast-growing sector still provided some of the better growth opportunities during the period. Three of the fund's top technology positions - Electronic Data Systems, Dell Computer and America Online - all had relatively low business-risk exposure to Asia. Even though prices on memory chips and personal computers declined during the period, some companies were able to generate more unit growth by selling more PCs. Internet-related stocks also did well, as the World Wide Web's popularity showed no signs of letting up.
Q. DID YOU FOLLOW ANY OTHER INVESTMENT THEMES OVER THE PAST SIX
MONTHS?
A. The telecommunications area piqued my interest. With legislation providing more room for industry competition against the larger, regional Bell operating companies, I felt several competitive local exchange carriers - providers of local telephone services primarily to small- and mid-sized businesses - could stand to benefit. The fund's positions in Advanced Communications Group and Teleport Communications reflected this belief. I also was attracted to housing-related stocks during the period, as low interest rates and low inflation in the U.S. continued to translate into a buying and building boom. As a result, I added positions in housing-related companies such as Owens-Corning and Maytag during the period.
Q. ONE INVESTING THEME YOU TALKED ABOUT SIX MONTHS AGO WAS YOUR ATTRACTION TO STOCKS OF SMALLER COMPANIES WITH RECOGNIZABLE BRAND NAMES. WHAT'S BEHIND THIS STRATEGY AND WHICH INVESTMENTS FIT THE BILL DURING THE PERIOD?
A. In times of volatility - such as we saw in Southeast Asia during the period - investors tend to buy stocks with recognizable brand names. That being said, the fund held small-stock positions in companies such as footwear retailer J. Baker and greeting-card distributor Gibson Greetings. In terms of medium-sized stocks, the fund held positions in coffee company Starbucks, cruise ship operator Royal Carribean and golf equipment manufacturer Callaway Golf. While many of these companies don't have the market capitalizations of many S&P 500 companies, they nonetheless have established niches within their respective industries. Also, even though we were in a phase where larger stocks were performing well, I was confident that these smaller stocks would perform better once world markets settled down a bit. Looking back over the period, these smaller, well-known stocks tended to perform nicely on days when stock market fluctuation was minimal.
Q. ALONG WITH YOUR EMPHASIS ON SMALLER STOCKS, THE FUND ALSO HAD CONSIDERABLE WEIGHTINGS IN THE TECHNOLOGY, MEDIA AND LEISURE AND RETAIL SECTORS DURING THE PERIOD. WOULD YOU CONSIDER THESE TO BE AGGRESSIVE STRATEGIES?
A. In a way, yes. Over the past couple of years, I've added to the fund's investments in smaller companies, many of which reside in the technology, media and leisure and retail sectors. While the stock market has generally rewarded stocks of larger companies during that time, I've found the earnings growth potential of many smaller companies to be quite attractive. However, I'd also point out that the portfolio - particularly the top 20 or so investments - has historically been diversified across a number of different industries. The technology sector is widely regarded as one of the more aggressive investment areas, but I feel strongly that it is also one of the faster-growing segments of the market. There are always new products being developed and while there are risks to investing in technology, there can also be an upside. I'm confident in my stock picking ability, as well as the great research group that I rely on.
Q. WHICH STOCKS PERFORMED WELL? WHICH DIDN'T?
A. Along with the strong housing market I mentioned, the fund's position in Furniture Brands - a manufacturer with brand names such as Lane, Thomasville and Broyhill under its umbrella - did well. On a negative note, some of the fund's technology-related investments - including PC-maker Compaq and equipment suppliers such as Quantum and Seagate - suffered when markets collapsed in Southeast Asia. The fund no longer owned Compaq at the end of the period. Electronic Data Systems also detracted from performance - relative to the S&P 500 - due mostly to uncertainty about the company's management structure. A few of the fund's Japanese-based investments also performed poorly, including Nomura Securities and Bank of Tokyo-Mitsubishi. Japan's economic progress has continued to move along at a snail's pace.
Q. WHAT'S YOUR OUTLOOK?
A. As the saying goes, patience is a virtue. While the stock market has favored stocks of larger companies lately, I feel that the strong earnings growth potential of smaller stocks will eventually be recognized. Over the long term, companies with solid earnings growth have typically performed well. In terms of the portfolio itself, I'll continue to look for stocks that offer good earnings growth. I'll also keep a close eye on positions within the fund that are economically sensitive, particularly many of the housing-related investments I've mentioned. An uptick in interest rates or a change in the economic climate may affect my outlook on these types of stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRY LANGE TALKS ABOUT THE
FUND'S TOP HOLDINGS AND
RELATED STRATEGIES:
"One portfolio change that may
not be immediately noticeable to
Capital Appreciation's
shareholders concerns the fund's
top 20 positions. Historically - at
least with this particular fund -
the top positions have
outperformed the remainder of
stocks within the portfolio. During
the period, I made a conscious
effort to allocate more of the fund's
assets to the top 20 or so stocks.
Six months ago, the fund's largest
20 positions represented around
38% of the fund's net assets. At the
end of the period, that figure
had jumped to nearly 46%. These
holdings represent my best ideas
and adding to these investments
displays my confidence and
conviction in them.
"Along the same lines, I try to keep
the fund's top positions fairly
diversified. For instance,
shareholders may notice that there
is a smattering of waste
management, technology, finance,
media and retail stocks at the head
of the portfolio. Industry
diversification can be an effective
portfolio strategy should one
industry suffer a considerable
decline."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in common stocks
FUND NUMBER: 307
TRADING SYMBOL: FDCAX
START DATE: November 26, 1986
SIZE: as of April 30, 1998,
more than $2.7 billion
MANAGER: Harry Lange, since
1996; manager, Fidelity Select
Computers Portfolio, 1992-
1996; Fidelity Select
Technology Portfolio,
1993-1996; Fidelity Select
Electronics Portfolio,
1993-1995; research
director, Fidelity Investments
Far East, 1988-1992; joined
Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                 INVESTMENTS   IN THESE STOCKS
                                               6 MONTHS AGO

USA WASTE SERVICES, INC.         4.8           2.6

VIACOM, INC. CLASS B (NON-VTG.)  4.5           3.2

ELECTRONIC DATA SYSTEMS CORP.    4.3           4.4

U.S. OFFICE PRODUCTS CO.         2.9           0.4

DELL COMPUTER CORP.              2.4           0.0

HOST MARRIOTT CORP.              2.2           1.8

WASHINGTON MUTUAL, INC.          2.1           1.6

COMCAST CORP. CLASS A SPECIAL    2.0           0.9

U S WEST MEDIA GROUP             2.0           1.1

WAL-MART STORES, INC.            1.9           1.7

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                            % OF FUND'S   % OF FUND'S INVESTMENTS
                            INVESTMENTS   IN THESE MARKET SECTORS
                                          6 MONTHS AGO

TECHNOLOGY                  21.9          21.2

MEDIA & LEISURE             17.6          13.9

FINANCE                     13.7          9.4

RETAIL & WHOLESALE          8.5           9.2

CONSTRUCTION & REAL ESTATE  7.2           8.7

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 96.40000000000001
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 2.4
STOCKS 93.9%
BONDS 0.6%
SHORT-TERM
INVESTMENTS 5.5%
FOREIGN
INVESTMENTS 8.6%
STOCKS 97.4%
BONDS 0.2%
SHORT-TERM
INVESTMENTS 2.4%
FOREIGN
INVESTMENTS 9.4%
ROW: 1, COL: 1, VALUE: 92.90000000000001
ROW: 1, COL: 2, VALUE: 1.6
ROW: 1, COL: 3, VALUE: 5.5
*
**
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.7%
AEROSPACE & DEFENSE - 0.7%
BE Aerospace, Inc. (a)  533,800 $ 16,648
Orbital Sciences Corp. (a)  40,000  1,780
  18,428
SHIP BUILDING & REPAIR - 0.0%
Dril-Quip, Inc.   5,000  180
TOTAL AEROSPACE & DEFENSE   18,608
BASIC INDUSTRIES - 1.6%
CHEMICALS & PLASTICS - 0.1%
Foamex International, Inc.   100,000  1,750
IRON & STEEL - 0.5%
Aeroquip Vickers, Inc.   50,000  3,178
Bunka Shutter Co. Ltd.   1,143,000  3,055
Chubu Steel Plate Co. Ltd.   60,000  102
Tadano Ltd.   100,000  291
Tubos de Acero de Mexico ADR (a)  400,000  7,350
  13,976
PACKAGING & CONTAINERS - 0.7%
Owens-Illinois, Inc. (a)  461,200  18,246
PAPER & FOREST PRODUCTS - 0.3%
Mercer International, Inc. (SBI) (c)  909,800  8,700
TOTAL BASIC INDUSTRIES   42,672
CONSTRUCTION & REAL ESTATE - 7.2%
BUILDING MATERIALS - 1.0%
Masco Corp.   200,000  11,600
Owens-Corning  364,200  15,137
  26,737
CONSTRUCTION - 2.0%
Beazer Homes USA, Inc. (a)  200,000  4,875
Daito Trust Construction Co.   486,700  3,404
Engle Homes, Inc.   250,000  3,844
Higashi Nihon House Co. Ltd.   100,000  429
Lennar Corp.   1,511,118  41,461
  54,013
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
ENGINEERING - 0.1%
Fluor Corp.   50,000 $ 2,362
Group Maintenance America Corp.   14,800  239
Stolt Comex Seaway SA (a)  54,600  1,775
  4,376
REAL ESTATE - 0.8%
Excel Legacy Corp. (a)  750,800  3,942
LNR Property Corp.   90,268  2,415
Mitsubishi Estate Co. Ltd.   200,000  1,927
Stewart Enterprises, Inc. Class A  502,800  12,947
  21,231
REAL ESTATE INVESTMENT TRUSTS - 3.3%
Alexandria Real Estate Equities, Inc.   121,300  3,995
Bay Apartment Communities, Inc.   26,000  962
CBL & Associates Properties, Inc.   14,000  344
Crescent Real Estate Equities, Inc.   200,000  6,825
Duke Realty Investors, Inc.   384,552  9,157
Equity Residential Properties Trust (SBI)  291,200  14,305
Excel Realty Trust, Inc.   450,800  12,059
First Washington Realty Trust, Inc.   100,000  2,644
Glenborough Realty Trust, Inc.   133,000  3,566
Home Properties of NY, Inc.   100,000  2,681
LTC Properties, Inc.   875,800  17,078
Patriot American Hospitality, Inc.   304,471  7,688
Public Storage, Inc.   285,300  8,773
  90,077
TOTAL CONSTRUCTION & REAL ESTATE   196,434
DURABLES - 5.0%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Ford Motor Co.   250,000  11,454
Wynn's International, Inc.   176,550  3,972
  15,426
CONSUMER ELECTRONICS - 1.2%
Black & Decker Corp.   50,000  2,581
Gemstar International Group Ltd. (a)  100,000  3,863
Maytag Co.   503,500  25,930
  32,374
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
HOME FURNISHINGS - 1.7%
Furniture Brands International, Inc. (a)  1,336,800 $ 39,268
HON Industries, Inc.   98,000  3,136
Leggett & Platt, Inc.   100,000  5,194
  47,598
TEXTILES & APPAREL - 1.5%
Galey & Lord, Inc. (a)  278,500  7,276
Kellwood Co.   8,500  271
Polymer Group, Inc. (a)  300,000  3,675
Quaker Fabric Corp. (a)(c)  838,400  23,999
Supreme International Corp. (a)(c)  330,000  5,280
  40,501
TOTAL DURABLES   135,899
ENERGY - 0.8%
ENERGY SERVICES - 0.5%
BJ Services Co. (a)  100,000  3,750
McDermott International, Inc.   100,000  4,138
Pool Energy Services Co. (a)  163,000  4,299
R&B Falcon Corp. (a)  66,000  2,116
  14,303
OIL & GAS - 0.3%
Cabot Oil & Gas Corp. Class A  100,000  2,344
Newport Petroleum Corp. (a)(d)  310,000  1,386
Titan Exploration, Inc. (a)  338,000  2,810
UNIFAB International, Inc.   100,500  2,324
  8,864
TOTAL ENERGY   23,167
FINANCE - 13.7%
BANKS - 2.4%
AmSouth Bancorporation  50,000  3,119
Banc One Corp.   220,000  12,939
Bank of Tokyo-Mitsubishi Ltd.   800,000  9,872
Comerica, Inc.   75,000  5,020
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Compass Bancshares, Inc.   50,000 $ 2,425
Fuji International Trust unit sponsored ADR (d)  29  344
Long Term Credit Bank of Japan Ltd. (The)  3,000,000  4,901
National Bank of Canada  384,100  7,918
North Fork Bancorp., Inc.   200,000  7,425
U.S. Bancorp   100,000  12,700
  66,663
CLOSED END INVESTMENT COMPANY - 0.1%
Taiwan Fund, Inc. (a)  100,000  1,650
CREDIT & OTHER FINANCE - 2.9%
Acom Co. Ltd.   50,000  2,631
American Express Co.   205,000  20,910
Associates First Capital Corp.   65,521  4,898
CIT Group, Inc. Class A  92,800  3,289
Fleet Financial Group, Inc.   50,000  4,319
Heller Financial, Inc. Class A  9,000  243
Household International, Inc.   10,900  1,433
Jafco Co. Ltd.   343,000  11,388
Takefuji Corp.   88,800  4,646
Takefuji Corp. (d)  499,200  26,120
  79,877
FEDERAL SPONSORED CREDIT - 0.9%
Fannie Mae  400,000  23,950
INSURANCE - 1.2%
Allmerica Financial Corp.   45,600  2,856
Fremont General Corp.   33,100  1,845
Life RE Corp.   250,000  18,000
London Insurance Market Investment Trust PLC  307,000  893
Marsh & McLennan Companies, Inc.   100,000  9,112
  32,706
SAVINGS & LOANS - 4.5%
Ahmanson (H.F.) & Co.   50,000  3,813
Bank United Corp. Class A  150,000  7,763
Charter One Financial Corp.   18,700  1,266
Dime Bancorp., Inc.   1,600,000  49,100
Washington Federal, Inc.   110,000  3,094
Washington Mutual, Inc.   836,000  58,571
  123,607
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 1.7%
Affiliated Managers Group, Inc.   6,500 $ 241
Nomura Securities Co. Ltd.   3,900,000  47,420
  47,661
TOTAL FINANCE   376,114
HEALTH - 3.3%
DRUGS & PHARMACEUTICALS - 1.3%
Aviron (a)  406,200  10,078
Chirex, Inc. (a)  120,000  2,108
Rexall Sundown, Inc. (a)  200,000  6,388
Sankyo Co. Ltd.   220,000  5,433
ViroPharma, Inc. (a)  40,100  872
Warner-Lambert Co.   50,000  9,459
  34,338
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
Gehe AG  50,000  2,610
McKesson Corp.   400,000  28,275
Stryker Corp.   100,000  4,500
  35,385
MEDICAL FACILITIES MANAGEMENT - 0.7%
Alternative Living Services, Inc. (a)  188,500  6,598
HEALTHSOUTH Corp. (a)  300,000  9,056
Home Health Corp. of America, Inc. (a)  130,000  447
Wellpoint Health Networks, Inc. (a)  50,000  3,606
  19,707
TOTAL HEALTH   89,430
HOLDING COMPANIES - 0.0%
Consolidation Capital Corp.   5,300  116
INDUSTRIAL MACHINERY & EQUIPMENT - 6.3%
ELECTRICAL EQUIPMENT - 0.1%
Energy Conversion Devices, Inc. (a)  150,000  2,128
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
ASM Lithography Holding NV (a)  16,100 $ 1,475
Gasonics International Corp. (a)  513,500  6,355
Hitachi Construction Machinery Co. Ltd.   756,000  2,681
Kennametal, Inc.   100,000  5,331
PRI Automation, Inc.   58,200  1,557
THK Co. Ltd.   850,200  8,129
Tyco International Ltd.   190,000  10,355
  35,883
POLLUTION CONTROL - 4.9%
Thermo Instrument Systems, Inc. (a)  33,750  996
USA Waste Services, Inc. (a)  2,697,300  132,336
  133,332
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   171,343
MEDIA & LEISURE - 17.6%
BROADCASTING - 5.2%
CBS Corp.   1,094,879  39,005
Canwest Global Communications Corp. (non-vtg.)  300,000  5,661
Clear Channel Communications, Inc. (a)  50,000  4,713
Comcast Corp. Class A special  1,529,300  54,767
Scandinavian Broadcasting Corp. (a)  41,000  1,302
Time Warner, Inc.   472,500  37,091
  142,539
ENTERTAINMENT - 6.1%
King World Productions, Inc.   200,000  5,338
Royal Carribean Cruises Ltd.   500,000  34,188
Viacom, Inc.:
Class A (a)  100,600  5,810
 Class B (non-vtg.) (a)  2,109,800  122,367
  167,703
LEISURE DURABLES & TOYS - 1.3%
Callaway Golf Co.   100,000  2,725
Coachmen Industries, Inc. (c)  934,100  23,236
Harley-Davidson, Inc.   100,000  3,600
Mattel, Inc.   150,000  5,747
  35,308
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - 2.5%
Host Marriott Corp. (a)  3,127,000 $ 60,780
Sun International Hotels Ltd. Ord. (a)  100,000  4,594
WMS Industries, Inc.   270,000  1,384
  66,758
PUBLISHING - 1.3%
Cognizant Corp.   50,000  2,572
Gibson Greetings, Inc. (a)  100,000  2,616
Playboy Enterprises, Inc.:
Class A (a)  25,000  406
 Class B (a)(c)  1,760,800  30,814
  36,408
RESTAURANTS - 1.2%
Big Buck Brewery & Steakhouse, Inc. (a)(c)  522,500  2,221
Logan's Roadhouse, Inc. (a)  101,000  2,613
Starbucks Corp. (a)  600,000  28,875
  33,709
TOTAL MEDIA & LEISURE   482,425
NONDURABLES - 1.0%
AGRICULTURE - 0.2%
Northland Cranberries, Inc. Class A  298,500  4,981
Scheid Vineyards, Inc. Class A (c)  100,000  975
  5,956
BEVERAGES - 0.7%
Mondavi (Robert) Corp. Class A (a)(c)  473,000  18,684
FOODS - 0.1%
Corn Products International, Inc. (a)  12,500  445
Dole Food, Inc.   50,000  2,247
  2,692
TOTAL NONDURABLES   27,332
PRECIOUS METALS - 0.4%
Newmont Mining Corp.   300,000  9,656
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - 8.4%
APPAREL STORES - 0.5%
Baker (J.), Inc.   238,800 $ 2,806
Charming Shoppes, Inc. (a)  200,000  931
Gap, Inc.   150,000  7,716
Limited, Inc. (The)  100,000  3,356
  14,809
GENERAL MERCHANDISE STORES - 2.4%
Federated Department Stores, Inc. (a)  100,000  4,919
Penney (J.C.) Co., Inc.   100,000  7,106
Wal-Mart Stores, Inc.   1,050,000  53,091
  65,116
GROCERY STORES - 0.1%
Safeway, Inc. (a)  100,000  3,825
RETAIL & WHOLESALE, MISCELLANEOUS - 5.4%
Action Performance Companies, Inc. (a)  100,000  3,463
Barbeques Galore Ltd. sponsored ADR (c)  235,000  2,262
Best Buy Co., Inc. (a)  100,000  7,025
Home Depot, Inc.   600,000  41,774
Micro Warehouse, Inc. (a)  98,500  1,539
PC Connection, Inc.   100,000  2,169
Senshukai Co. Ltd.   500,000  2,466
Staples, Inc. (a)  316,050  7,802
U.S. Office Products Co. (a)  4,485,950  79,345
  147,845
TOTAL RETAIL & WHOLESALE   231,595
SERVICES - 2.9%
ADVERTISING - 0.2%
Omnicom Group, Inc.   100,000  4,738
LEASING & RENTAL - 0.1%
Hollywood Entertainment Corp. (a)  167,300  2,102
SERVICES - 2.6%
APAC Teleservices, Inc. (a)  182,800  1,737
AccuStaff, Inc. (a)  727,800  26,110
Charles River Associates, Inc.   500  12
DA Consulting Group, Inc.   300  5
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - CONTINUED
Meitec Corp.   850,000 $ 27,837
Olsten Corp.   650,000  8,897
Sotheby's Holdings, Inc. Class A  329,000  7,588
  72,186
TOTAL SERVICES   79,026
TECHNOLOGY - 21.9%
COMMUNICATIONS EQUIPMENT - 2.2%
ACT Networks, Inc. (a)  300,000  4,500
Aiphone Co. Ltd.   100,000  736
Ascend Communications, Inc. (a)  1,200,000  52,275
Davox Corp. (a)  99,000  2,215
  59,726
COMPUTER SERVICES & SOFTWARE - 11.5%
A Consulting Team, Inc.   22,500  238
America Online, Inc. (a)  640,000  51,200
BroadVision, Inc. (a)  190,000  3,515
Brio Technology, Inc.  900  10
Cambridge Technology Partners Massachusetts, Inc. (a)  200,000  10,450
Catalyst International, Inc.   50,000  694
CompUSA, Inc. (a)  200,000  3,713
Computer Learning Centers, Inc. (a)  15,400  185
Documentum, Inc. (a)   332,500  17,913
Electronic Data Systems Corp.   2,758,900  118,632
4Front Software International, Inc. (a)(c)  615,900  7,930
HBO & Co.   100,000  5,981
Inacom Corp. (a)(c)  924,300  33,100
IntelliCorp Inc. (a)  325,000  1,361
Made2Manage Systems, Inc.   160,000  2,310
Micro Focus Group, PLC, ADR (a)  75,000  3,413
Midway Games, Inc. (a)  323,387  5,983
Oracle Corp.   200,000  5,175
Pegasus Systems, Inc.   200,000  5,350
Platinum Technology, Inc. (a)  275,000  7,013
PsiNet, Inc.   500,000  6,938
Quickresponse Services, Inc. (a)  20,300  954
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Symantec Corp. (a)  774,700 $ 22,465
USWeb Corp.   76,000  1,734
Xionics Document Technologies, Inc. (a)  104,300  626
  316,883
COMPUTERS & OFFICE EQUIPMENT - 6.5%
Apple Computer, Inc. (a)  100,000  2,738
Dell Computer Corp. (a)  800,000  64,600
EMC Corp.   250,000  11,531
Evans & Sutherland Computer Corp. (a)  100,000  2,888
HMT Technology Corp. (a)(c)  3,293,500  42,815
Hewlett-Packard Co.   300,000  22,593
Hutchinson Technology, Inc. (a)  314,600  9,733
Ingram Micro, Inc. Class A (a)  100,000  4,563
Psion PLC  100,000  461
Quantum Corp. (a)  231,000  5,429
SCI Systems, Inc. (a)  120,200  4,951
Seagate Technology (a)  124,000  3,309
Western Digital Corp. (a)  100,000  1,975
  177,586
ELECTRONIC INSTRUMENTS - 1.0%
Applied Materials, Inc. (a)  15,500  560
GenRad, Inc. (a)  426,000  8,547
Kulicke & Soffa Industries, Inc. (a)  200,000  4,300
Quad Systems Corp. (a)  100,000  469
SBS Technologies, Inc. (a)  20,000  598
Thermo Electron Corp. (a)  100,000  3,981
Thermoquest Corp. (a)  300,000  5,363
Varian Associates, Inc.   11,900  582
Yamaichi Electric Manufacturing Co. Ltd.   186,000  3,430
  27,830
ELECTRONICS - 0.7%
Applied Micro Circuits Corp.   23,000  635
C.P. Clare Corp. (a)  60,000  773
Micron Technology, Inc. (a)  150,000  4,659
RF Power Products, Inc. (a)(c)  1,000,000  2,750
Solectron Corp. (a)  74,600  3,306
Texas Instruments, Inc.   100,000  6,406
  18,529
TOTAL TECHNOLOGY   600,554
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.8%
America West Holdings Corp. Class B (a)  509,000 $ 15,396
Deutsche Lufthansa:
AG (Reg.) (d)  100,000  2,367
 AG   100,000  2,367
Transat AT, Inc. (a)  314,700  2,419
  22,549
SHIPPING - 0.3%
Peninsular & Orental Steam Navigation Co.   100,000  1,474
Sea Containers Ltd., Class A  159,100  6,007
  7,481
TOTAL TRANSPORTATION   30,030
UTILITIES - 5.4%
ELECTRIC UTILITY - 0.6%
Niagara Mohawk Power Corp. (a)  1,360,500  16,666
PG&E Corp.   38,800  1,256
  17,922
TELEPHONE SERVICES - 4.8%
AT&T Corp.   200,000  12,013
Advanced Communications Group, Inc. (c)  1,341,400  19,115
Cable & Wireless Communications PLC (a)  500,000  3,630
France Telecom SA  8,300  451
LCI International, Inc. (a)  575,760  22,885
STAR Telecommunications, Inc.   50,000  1,353
Telefonos de Mexico SA sponsored ADR
representing Ord. Class L shares  100,000  5,663
Teleport Communications Group, Inc. Class A (a)  200,000  10,775
U.S. LEC Corp. Class A  29,200  708
U S WEST Media Group (a)  1,450,000  54,738
  131,331
TOTAL UTILITIES   149,253
TOTAL COMMON STOCKS
(Cost $2,168,706)   2,663,654
PREFERRED STOCKS - 0.1%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 0.1%
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00   6,000 $ 2,760
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
BASIC INDUSTRIES - 0.0%
METALS & MINING - 0.0%
Freeport-McMoran Copper & Gold, Inc. depositary shares
representing 0.025 shares silver denomination pfd.   9,100  182
TOTAL PREFERRED STOCKS
(Cost $1,183)   2,942
CONVERTIBLE BONDS - 0.2%
 MOODY'S PRINCIPAL
 RATINGS (E) AMOUNT (000S)
SERVICES - 0.2%
Premiere Technologies, Inc. 5 3/4%, 7/1/04 (d)
(Cost $5,000)  - $ 5,000  5,744
CASH EQUIVALENTS - 2.4%
 SHARES
Taxable Central Cash Fund (b) (Cost $66,391)    66,390,769  66,391
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,241,280)  $ 2,738,731
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 7 of Notes to Financial Statements).
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,961,000 or 1.3% of net assets.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $2,241,571,000. Net unrealized appreciation aggregated $497,160,000, of which $567,609,000 related to appreciated investment securities and $70,449,000 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,241,280) -                               $ 2,738,731
SEE ACCOMPANYING SCHEDULE

CASH                                                                                  98

RECEIVABLE FOR INVESTMENTS SOLD                                                       12,362

RECEIVABLE FOR FUND SHARES SOLD                                                       8,369

DIVIDENDS RECEIVABLE                                                                  1,988

INTEREST RECEIVABLE                                                                   423

OTHER RECEIVABLES                                                                     144

 TOTAL ASSETS                                                                         2,762,115

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                          $ 16,438

PAYABLE FOR FUND SHARES REDEEMED                                            2,986

ACCRUED MANAGEMENT FEE                                                      1,013

OTHER PAYABLES AND ACCRUED EXPENSES                                         3,241

COLLATERAL ON SECURITIES LOANED, AT VALUE                                   34,661

 TOTAL LIABILITIES                                                                    58,339

NET ASSETS                                                                           $ 2,703,776

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                      $ 2,116,326

UNDISTRIBUTED NET INVESTMENT INCOME                                                   6,480

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                 83,547
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                             497,423
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 123,411 SHARES OUTSTANDING                                           $ 2,703,776

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                  $21.91
PER SHARE ($2,703,776 (DIVIDED BY) 123,411 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                            $ 8,997
DIVIDENDS (INCLUDING $36 RECEIVED FROM AFFILIATED ISSUERS)

SPECIAL DIVIDEND FROM EXCEL LEGACY CORP.                                      3,895

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $679)                      2,398

 TOTAL INCOME                                                                 15,290

EXPENSES

MANAGEMENT FEE                                                     $ 6,802
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (1,759)

TRANSFER AGENT FEES                                                 2,478

ACCOUNTING AND SECURITY LENDING FEES                                412

NON-INTERESTED TRUSTEES' COMPENSATION                               11

CUSTODIAN FEES AND EXPENSES                                         67

REGISTRATION FEES                                                   94

AUDIT                                                               29

LEGAL                                                               11

MISCELLANEOUS                                                       4

 TOTAL EXPENSES BEFORE REDUCTIONS                                   8,149

 EXPENSE REDUCTIONS                                                 (280)     7,869

NET INVESTMENT INCOME                                                         7,421

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF           87,569
$(4,539) ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      142       87,711

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              276,046

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                       (28)      276,018

NET GAIN (LOSS)                                                               363,729

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 371,150
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED  YEAR ENDED
                                                         APRIL 30, 1998    OCTOBER 31,
                                                         (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 7,421           $ 7,537
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 87,711            323,049

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     276,018           112,433

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          371,150           443,019
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (7,541)           (10,261)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (268,679)         (131,673)

 TOTAL DISTRIBUTIONS                                      (276,220)         (141,934)

SHARE TRANSACTIONS                                        799,851           754,230
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            268,785           138,936

 COST OF SHARES REDEEMED                                  (509,210)         (734,679)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          559,426           158,487
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 654,356           459,572

NET ASSETS

 BEGINNING OF PERIOD                                      2,049,420         1,589,848

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 2,703,776       $ 2,049,420
INCOME OF $6,480 AND $8,127, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     39,777            34,789

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  13,905            7,957

 REDEEMED                                                 (24,903)          (35,135)

 NET INCREASE (DECREASE)                                  28,779            7,611




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED   YEARS ENDED OCTOBER 31,
                              APRIL 30, 1998

                             (UNAUDITED)           1997     1996      1995     1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 21.66              $ 18.27  $ 17.71  $ 17.00   $ 17.34   $ 13.72
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                .07 D, G            .08 D    .15      .36       .17       .14
 INCOME

 NET REALIZED AND              3.11                4.97     1.81     1.98      1.00      4.30
 UNREALIZED GAIN
 (LOSS)

 TOTAL FROM INVESTMENT         3.18                5.05     1.96     2.34      1.17      4.44
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.08)               (.12)    (.40)    (.17)     (.10)     (.18)
 INCOME

 FROM NET REALIZED             (2.85)              (1.54)   (1.00)   (1.46)    (1.41)    (.64)
 GAIN

 TOTAL DISTRIBUTIONS           (2.93)              (1.66)   (1.40)   (1.63)    (1.51)    (.82)

NET ASSET VALUE,              $ 21.91              $ 21.66  $ 18.27  $ 17.71   $ 17.00   $ 17.34
END OF PERIOD

TOTAL RETURN  B, C             16.49%              29.83%   11.79%   15.42%    6.97%     34.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 2,704              $ 2,049  $ 1,590  $ 1,660   $ 1,669   $ 1,291
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO           .72% A              .69%     .87%     1.09%     1.19%     .87%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .70% A, E          .66% E   .80% E    1.06% E   1.17% E   .86% E
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT        .66% A             .43%     1.24%     2.31%     1.22%     .93%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        124% A             176%     205%      87%       124%      120%

AVERAGE COMMISSION            $ .0201             $ .0432            $ .0037
RATE F


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM EXCEL LEGACY CORP. WHICH AMOUNTED TO $.04 PER SHARE.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.  Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management,
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND - CONTINUED
Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,695,827,000 and $1,379,254,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .45% of average net assets after the performance adjustment.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12,
1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $97,000 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets. ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $255,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan.
At period end, the value of the securities loaned and the value of collateral amounted to $34,099,000 and $34,661,000, respectively.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $252,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $20,000 and $8,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED
COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Advanced Communications Group, Inc.  $ 5,316 $ - $ - $ 19,115
Artic Cat, Inc.   -  1,692  -  -
Barbeques Galore Ltd. sponsored ADR   -  -  -  2,262
Big Buck Brewery & Steakhouse   1,343  -  -  2,221
Coachmen Industries, Inc.   -  -  -  23,236
4Front Software International, Inc.   -  -  -  7,930
HMT Technology Corp.   13,118  -  -  42,815
Inacom Corp.    -  -  -  33,100
Major Realty Corp.   -  4,419  -  -
Mercer International, Inc. (SBI)   -  -  36  8,700
Mondavi (Robert) Corp. Class A   2,875  13,627  -  18,684
Playboy Enterprises, Inc. Class B   -  -  -  30,814
Quaker Fabric Corp.   10,331  -  -  23,999
RF Power Products, Inc.   -  -  -  2,750
Scheid Vineyards, Inc. Class A   -  -  -  -
Supreme International Corp.   -  -  -  5,280
TOTALS  $ 32,983 $ 19,738 $ 36 $ 220,906

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Harry W. Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

DISCIPLINED EQUITY
FUND
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  22  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 26  NOTES TO THE FINANCIAL STATEMENTS.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998    PAST 6  PAST 1  PAST 5   LIFE OF
                                MONTHS  YEAR    YEARS    FUND

FIDELITY DISCIPLINED EQUITY     22.59%  46.92%  166.24%  466.06%

S&P 500 (REGISTERED TRADEMARK)  22.49%  41.07%  184.36%  420.28%

GROWTH FUNDS AVERAGE            17.31%  39.11%  149.06%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 28, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 953 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998       PAST 1  PAST 5  LIFE OF
                                   YEAR    YEARS   FUND

FIDELITY DISCIPLINED EQUITY        46.92%  21.63%  20.39%

S&P 500                            41.07%  23.25%  19.31%

GROWTH FUNDS AVERAGE               39.11%  19.64%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Disciplined Equity          S&P 500
             00315                       SP001
  1988/12/28      10000.00                    10000.00
  1988/12/31      10110.00                    10025.79
  1989/01/31      10980.00                    10759.67
  1989/02/28      10970.00                    10491.76
  1989/03/31      11330.00                    10736.22
  1989/04/30      11920.00                    11293.43
  1989/05/31      12360.00                    11750.81
  1989/06/30      12150.00                    11683.83
  1989/07/31      13130.00                    12738.88
  1989/08/31      13610.00                    12988.56
  1989/09/30      13680.00                    12935.31
  1989/10/31      13250.00                    12635.21
  1989/11/30      13440.00                    12892.97
  1989/12/31      13784.10                    13202.40
  1990/01/31      12825.74                    12316.52
  1990/02/28      13131.60                    12475.40
  1990/03/31      13661.76                    12806.00
  1990/04/30      13274.34                    12485.85
  1990/05/31      14497.78                    13703.22
  1990/06/30      14650.71                    13610.04
  1990/07/31      14599.73                    13566.49
  1990/08/31      13182.58                    12340.08
  1990/09/30      12428.12                    11739.11
  1990/10/31      12254.80                    11688.64
  1990/11/30      13233.55                    12443.72
  1990/12/31      13676.69                    12790.90
  1991/01/31      14479.98                    13348.58
  1991/02/28      15637.96                    14303.01
  1991/03/31      16013.52                    14649.14
  1991/04/30      16159.57                    14684.30
  1991/05/31      16785.50                    15318.66
  1991/06/30      15909.20                    14617.07
  1991/07/31      16702.05                    15298.22
  1991/08/31      17098.47                    15660.79
  1991/09/30      17035.88                    15399.25
  1991/10/31      17463.60                    15605.60
  1991/11/30      16806.37                    14976.70
  1991/12/31      18603.46                    16690.03
  1992/01/31      18983.82                    16379.60
  1992/02/29      19444.88                    16592.53
  1992/03/31      19202.82                    16268.98
  1992/04/30      19444.88                    16747.29
  1992/05/31      19479.46                    16829.35
  1992/06/30      19283.51                    16578.59
  1992/07/31      20205.61                    17256.65
  1992/08/31      19721.51                    16902.89
  1992/09/30      19848.30                    17102.35
  1992/10/31      19905.93                    17162.21
  1992/11/30      20620.56                    17747.44
  1992/12/31      21063.98                    17965.73
  1993/01/31      21471.19                    18116.64
  1993/02/28      21335.45                    18363.03
  1993/03/31      21989.46                    18750.49
  1993/04/30      21261.41                    18296.73
  1993/05/31      21915.42                    18787.08
  1993/06/30      22310.29                    18841.56
  1993/07/31      22199.24                    18766.20
  1993/08/31      23211.10                    19477.43
  1993/09/30      23939.14                    19327.46
  1993/10/31      24037.86                    19727.54
  1993/11/30      23297.48                    19540.12
  1993/12/31      23999.42                    19776.56
  1994/01/31      25174.30                    20448.96
  1994/02/28      24870.68                    19894.80
  1994/03/31      23629.79                    19027.38
  1994/04/30      24329.44                    19270.93
  1994/05/31      24184.23                    19586.98
  1994/06/30      23497.78                    19107.10
  1994/07/31      24078.62                    19733.81
  1994/08/31      25306.31                    20542.90
  1994/09/30      24580.26                    20039.59
  1994/10/31      25002.69                    20490.49
  1994/11/30      24250.23                    19744.22
  1994/12/31      24721.07                    20037.03
  1995/01/31      24335.23                    20556.59
  1995/02/28      25534.08                    21357.68
  1995/03/31      26167.95                    21987.94
  1995/04/30      26843.16                    22635.49
  1995/05/31      27669.96                    23540.23
  1995/06/30      28910.14                    24087.07
  1995/07/31      30660.18                    24885.80
  1995/08/31      30770.42                    24948.26
  1995/09/30      32024.39                    26001.08
  1995/10/31      31748.79                    25908.25
  1995/11/30      32217.31                    27045.62
  1995/12/31      31892.82                    27566.52
  1996/01/31      32449.09                    28504.89
  1996/02/29      32804.48                    28769.13
  1996/03/31      32959.00                    29046.17
  1996/04/30      33623.44                    29474.32
  1996/05/31      34504.20                    30234.46
  1996/06/30      34009.73                    30349.65
  1996/07/31      32109.14                    29008.80
  1996/08/31      32758.13                    29620.60
  1996/09/30      34318.77                    31287.65
  1996/10/31      35338.60                    32150.56
  1996/11/30      37331.90                    34580.82
  1996/12/31      36712.62                    33895.77
  1997/01/31      38828.09                    36013.58
  1997/02/28      38478.29                    36295.93
  1997/03/31      37162.37                    34804.53
  1997/04/30      38528.26                    36882.36
  1997/05/31      40993.54                    39127.76
  1997/06/30      42825.84                    40880.68
  1997/07/31      46940.18                    44133.56
  1997/08/31      44691.45                    41661.20
  1997/09/30      47839.67                    43942.98
  1997/10/31      46173.95                    42475.28
  1997/11/30      47806.36                    44441.46
  1997/12/31      48941.39                    45204.52
  1998/01/31      48979.24                    45704.49
  1998/02/28      52821.12                    49000.69
  1998/03/31      55622.10                    51510.02
  1998/04/30      56625.15                    52028.21
IMATRL PRASUN   SHR__CHT 19980430 19980506 133023 R00000000000116
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on December 28, 1988, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $56,606 - a 466.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown $52,028 - a 420.28% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite economic difficulties in
Southeast Asia and the resulting
concern that U.S. corporate
earnings would slow, the stock
market continued to perform well
during the six months that ended
April 30, 1998. In fact, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 22.49% during this
time. Some U.S. corporations with
business exposure to Asia did
report disappointing earnings and
their stocks were harshly punished
- sometimes sending the market
tumbling for a day or two. However,
investors seemed to adopt a new
attitude - one that overlooked
short-term troubles and focused on
longer-term growth - helping
many of these stocks to rebound
quickly. Investors also sent the
market soaring on news of big
mergers - such as the proposed
combination of Citicorp and
Travelers Group announced in
April. Despite these ups and
downs, the continued strength of
the U.S. economy, combined with
low interest rates and low inflation,
seemed to buoy the stock market.
Through the first four months of
1998, cash inflows into stock
mutual funds were very strong and
the Dow Jones Industrial Average
closed above 9000 for the first time
in April. In addition, the period
ended on a positive note when the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Bradford Lewis, Portfolio Manager of Fidelity Disciplined Equity Fund
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the six months that ended April 30, 1998, the fund returned 22.59%. During the same time period, the Standard & Poor's 500 Index returned 22.49% and the growth funds average tracked by Lipper Analytical Services returned 17.31%. For the 12 months that ended April 30, 1998, the fund returned 46.92%, compared to 41.07% for the S&P 500 and 39.11% for the Lipper peer group.
Q. WHAT HELPED THE FUND OUTPERFORM THE S&P 500 AND ITS PEER GROUP DURING THE PERIOD?
A. The fund's quantitative models were successful in highlighting investment opportunities. In fact, most of the fund's holdings contributed positively to performance and rallied over the past six months. In addition, the fund was underweighted, relative to the S&P 500, in nondurables - a favorable position because these stocks struggled during the period. The fund also was modestly underweighted in health care stocks, which turned in a mixed performance. Health maintenance organizations (HMOs) and health care delivery stocks underperformed the market, but some of the large pharmaceutical stocks such as Pfizer - one of the fund's larger holdings in the health sector - did really well. Also aiding performance was the fund's modestly underweighted position in technology stocks during the fourth quarter of 1997, when they were battered by concerns about product demand during the Asian crisis. At the beginning of 1998, I bought back some technology stocks and they enjoyed a reasonably good rally in January and February.
Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Some of the larger-capitalization technology stocks posted strong gains throughout the period, despite the volatile industry environment. For example, Lucent Technologies has performed well since its spin-off from AT&T by generating strong earnings growth through new product development. In addition, Dell Computer grew its earnings by capitalizing on its build-to-order inventory system. Finally, some office equipment stocks, such as Xerox, performed well.
Q. SEVERAL OF THE FUND'S PHARMACEUTICAL HOLDINGS DROPPED OUT OF THE TOP 10 OVER THE PAST SIX MONTHS. WHY?
A. I reduced the fund's investments in many of the large pharmaceutical stocks because they were getting very expensive. Some of these companies were trading at a price of 50 times trailing 12-month earnings. My quantitative models incorporate a strong value component, which has a bias against stocks trading at such a high price-to-earnings ratio.
Q. HOW DID THE FUND'S FINANCE HOLDINGS - 14% OF INVESTMENTS AT THE END OF THE PERIOD - FARE?
A. The fund's financial stocks appreciated considerably during the period as they reaped the rewards of low interest rates, an increase in fee-based revenues and robust capital markets. In addition, Travelers Group announced a $70 billion mega-merger with Citicorp in April, sending the stocks of many banks and brokerages soaring on hopes that the consolidation trend would continue and that these companies would be purchased at lofty valuations.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. Actually, there were no major blow-ups, meaning the stocks that didn't perform well only detracted slightly from the fund's performance. Oracle was one of the laggards and its stock was punished because the outlook for the company's business prospects diminished. In addition, Sun Microsystems' stock was hurt during the period as Microsoft's NT 4.0-based PC servers continued to take market share from Sun's UNIX platforms.
Q. WHAT'S YOUR OUTLOOK?
A. I think the equity markets will fare well as long as inflation remains under control. Indeed, inflationary pressures appear benign for the foreseeable future. First-quarter gross domestic product grew at a surprisingly strong rate of 4.2%, but the employment cost index grew at a slower-than-expected rate - even amidst an unusually tight labor market. As a result, the stock market rallied in the first four months of 1998. However, it's highly improbable that investors will enjoy the 25% to 30% returns we've seen during the past three or four years. In this environment, I will continue to use my quantitative models to balance the portfolio with stocks that offer strong growth prospects, keeping an eye toward capital preservation in the event of a market slowdown.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON QUANTITATIVE
INVESTING STYLES:
"Most quantitative investors use a
theory to drive their discipline -
meaning they utilize an academic
model that involves feeding
historical and forecasted data
about a specified number of stocks
into a computer. The computer
then uses a formula to output some
measure of expected return or
asset value and the most
undervalued stocks are purchased.
"By contrast, my quantitative
models are empirical by nature. We
have constructed and periodically
update a database of more than
60,000 historical stock
observations. Every observation
characterizes the nature of each
stock by looking at factors such as
price-to-earnings ratios, earnings
estimate data and balance sheet
changes. We have written a great
deal of custom software to analyze
the data to the point where the
system learns how the various
factors combine to explain the
SUBSEQUENT returns of each stock.
After this phase is complete, we
apply what the system has learned
about the factors CURRENTLY
associated with our 3,000-plus
stock universe, and the system
then forecasts returns for every
stock. I purchase the stocks with
the highest expected returns using
an optimizer to manage industry
allocations and other sources of
portfolio risk."
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in a
diversified portfolio of
common stocks that the
manager determines, using
quantitative and fundamental
research, to be undervalued
compared to others in their
industries
FUND NUMBER: 315
TRADING SYMBOL: FDEQX
START DATE: December 28, 1988
SIZE: as of April 30, 1998,
more than $3.1 billion
MANAGER: Bradford Lewis,
since 1988; manager, Fidelity
Stock Selector, since 1990;
Fidelity Small Cap Selector,
since 1993; joined Fidelity
in 1985
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                           % OF FUND'S   % OF FUND'S INVESTMENTS
                           INVESTMENTS   IN THESE STOCKS
                                         6 MONTHS AGO

MICROSOFT CORP.            2.9           0.8

DELL COMPUTER CORP.        2.1           0.0

LUCENT TECHNOLOGIES, INC.  2.0           0.4

GENERAL ELECTRIC CO.       1.9           4.2

SARA LEE CORP.             1.6           0.0

HEINZ (H.J.) CO.           1.6           0.0

ALLSTATE CORP.             1.6           0.9

GENERAL MOTORS CORP.       1.6           1.1

BANKAMERICA CORP.          1.5           1.8

XEROX CORP.                1.5           1.3

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
            % OF FUND'S   % OF FUND'S INVESTMENTS
            INVESTMENTS   IN THESE MARKET SECTORS
                          6 MONTHS AGO

FINANCE     14.0          18.5

TECHNOLOGY  12.6          11.1

HEALTH      9.0           8.7

ENERGY      8.4           9.2

UTILITIES   8.2           8.9

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 6.8
ROW: 1, COL: 2, VALUE: 93.2
STOCKS 97.7%
SHORT-TERM
INVESTMENTS 2.3%
FOREIGN
INVESTMENTS 0.6%
STOCKS AND
EQUITY FUTURES 93.2%
SHORT-TERM
INVESTMENTS 6.8%
FOREIGN
INVESTMENTS 1.8%
ROW: 1, COL: 1, VALUE: 2.3
ROW: 1, COL: 2, VALUE: 97.7
*
**
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 87.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.0%
AEROSPACE & DEFENSE - 2.9%
Advanced Aerodynamics & Structures, Inc. Class A (a)  150,000 $ 647
Goodrich (B.F.) Co.   395,000  21,256
Gulfstream Aerospace Corp. (a)  100,000  4,195
Sundstrand Corp.   150,000  10,359
Textron, Inc.   316,000  24,727
United Technologies Corp.   367,600  36,186
  97,370
DEFENSE ELECTRONICS - 0.1%
Raytheon Co. Class A  38,159  2,106
TOTAL AEROSPACE & DEFENSE   99,476
BASIC INDUSTRIES - 3.3%
CHEMICALS & PLASTICS - 1.4%
Crompton & Knowles Corp.   150,000  4,491
International Specialty Products, Inc. (a)  60,000  1,196
Lyondell Petrochemical Co.   242,900  7,985
Millennium Chemicals, Inc.   417,900  14,992
PPG Industries, Inc.   215,000  15,198
Potash Corp. of Saskatchewan  26,215  2,334
  46,196
IRON & STEEL - 0.9%
Aeroquip Vickers, Inc.   142,000  9,026
Bethlehem Steel Corp. (a)  325,000  5,058
USX-U.S. Steel Group  467,000  18,271
  32,355
METALS & MINING - 0.1%
Superior Telecom, Inc.   72,000  3,038
PAPER & FOREST PRODUCTS - 0.9%
Fort James Corp.   511,125  25,365
Georgia Pacific Corp. (Timber Group)  199,000  5,099
  30,464
TOTAL BASIC INDUSTRIES   112,053
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 1.3%
BUILDING MATERIALS - 0.9%
Coltec Industries, Inc. (a)  296,000 $ 7,400
Crane Co.   56,000  3,014
Southdown, Inc.   94,000  6,650
USG Corp.   192,000  9,864
Vulcan Materials Co.   43,000  4,948
  31,876
CONSTRUCTION - 0.3%
Centex Corp.   166,000  5,769
Fleetwood Enterprises, Inc.   60,000  2,771
  8,540
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Crescent Real Estate Equities, Inc.   125,000  4,266
TOTAL CONSTRUCTION & REAL ESTATE   44,682
DURABLES - 4.8%
AUTOS, TIRES, & ACCESSORIES - 3.8%
Chrysler Corp.   600,000  24,113
Eaton Corp.   77,000  7,113
Ford Motor Co.   654,000  29,961
General Motors Corp.   798,400  53,792
Navistar International Corp. (a)  100,000  2,988
PACCAR, Inc.   145,000  8,609
  126,576
HOME FURNISHINGS - 0.2%
Miller (Herman), Inc.   228,000  6,883
TEXTILES & APPAREL - 0.8%
Intimate Brands, Inc. Class A  54,500  1,581
Liz Claiborne, Inc.   51,000  2,509
Nautica Enterprises, Inc. (a)  150,000  3,731
VF Corp.   388,000  20,175
  27,996
TOTAL DURABLES   161,455
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 8.4%
ENERGY SERVICES - 4.5%
BJ Services Co. (a)  1,210,000 $ 45,375
ENSCO International, Inc.   310,000  8,758
Global Marine, Inc. (a)  636,000  14,986
Helmerich & Payne, Inc.   434,000  13,237
Nabors Industries, Inc. (a)  980,000  24,683
Rowan Companies, Inc. (a)  1,182,000  34,794
Tidewater, Inc.   180,000  7,133
Weatherford Enterra, Inc. (a)  72,400  3,625
  152,591
OIL & GAS - 3.9%
Ashland, Inc.   348,000  18,401
Camco International, Inc.   70,000  4,751
Coastal Corp. (The)  140,000  10,001
Cooper Cameron Corp. (a)  196,000  13,022
EVI, Inc. (a)  416,000  22,152
Kerr-McGee Corp.   100,000  6,600
Mobil Corp.   300,000  23,700
Pennzoil Co.   148,000  9,481
Sun Co., Inc.   527,000  21,311
  129,419
TOTAL ENERGY   282,010
FINANCE - 14.0%
BANKS - 2.5%
AmSouth Bancorporation  148,700  9,275
BankAmerica Corp.   606,000  51,510
Capital One Financial Corp.   125,000  12,008
Comerica, Inc.   160,500  10,743
  83,536
CREDIT & OTHER FINANCE - 1.3%
Associates First Capital Corp.   171,403  12,812
Coast Federal Litigation Contingent Payment Rights Trust (a)  36,000
610
Equitable Companies, Inc.   351,000  21,543
Greenpoint Financial Corp.   210,000  8,334
Heller Financial, Inc. Class A  10,000  270
  43,569
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 2.4%
Freddie Mac  500,000 $ 23,156
Fannie Mae  500,000  29,937
SLM Holding Corp.   609,700  26,027
  79,120
INSURANCE - 4.6%
Allstate Corp.   559,000  53,807
Annuity & Life Re (Holdings) Ltd.   2,800  67
CMAC Investments  18,000  1,162
Conseco, Inc.   216,000  10,719
Everest Reinsurance Holdings, Inc.   155,000  6,394
Financial Security Assurance Holdings Ltd.   35,000  2,096
Fremont General Corp.   40,000  2,230
Horace Mann Educators Corp.   115,000  3,953
Lincoln National Corp.   22,000  1,954
MGIC Investment Corp.   342,200  21,558
Mercury General Corp.   82,000  5,310
NAC Re Corp.   39,000  1,950
Nationwide Financial Services, Inc. Class A  100,000  4,338
Old Republic International Corp.   245,000  11,086
Reliastar Financial Corp.   130,000  5,931
SunAmerica, Inc.   334,500  16,704
Transatlantic Holdings, Inc.   40,500  3,111
Travelers Property Casualty Corp. Class A  80,000  3,360
  155,730
SAVINGS & LOANS - 1.3%
Ahmanson (H.F.) & Co.   581,095  44,308
SECURITIES INDUSTRY - 1.9%
Affiliated Managers Group, Inc.   7,700  286
Bear Stearns Companies, Inc. (a)  217,000  12,383
Edwards (A.G.), Inc.   183,000  8,235
Freedom Securities Corp.   1,300  29
Lehman Brothers Holdings, Inc.   331,000  23,521
Morgan Stanley, Dean Witter, Discover and Co.   250,000  19,719
  64,173
TOTAL FINANCE   470,436
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 9.0%
DRUGS & PHARMACEUTICALS - 4.1%
Amgen, Inc.   463,000 $ 27,606
Aquila Biopharmaceuticals, Inc. (a)  7,629  51
Bristol-Myers Squibb Co.   29,900  3,166
Lilly (Eli) & Co.   365,000  25,390
Medco Research, Inc. (a)  20,000  408
Pfizer, Inc.   250,000  28,452
Quintiles Transnational Corp. (a)  75,000  3,638
Rexall Sundown, Inc. (a)  100,000  3,194
Schering-Plough Corp.   580,400  46,504
  138,409
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Cardinal Health, Inc.   50,000  4,813
Guidant Corp.   649,000  43,401
McKesson Corp.   433,000  30,607
Resmed, Inc. (a)  10,000  396
Steris Corp. (a)  140,000  8,234
  87,451
MEDICAL FACILITIES MANAGEMENT - 2.3%
Genesis Health Ventures, Inc. (a)  240,000  6,345
HEALTHSOUTH Corp.   347,200  10,481
Health Care & Retirement Corp. (a)  124,000  5,053
Lincare Holdings, Inc. (a)  284,000  23,040
Total Renal Care Holdings, Inc. (a)  193,000  6,393
United HealthCare Corp.   102,000  7,166
Universal Health Services, Inc. Class B (a)  78,000  4,490
Wellpoint Health Networks, Inc. (a)  209,000  15,073
  78,041
TOTAL HEALTH   303,901
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
ELECTRICAL EQUIPMENT - 2.4%
American Power Conversion Corp. (a)  462,100  14,874
General Electric Co.   771,000  65,631
  80,505
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Caterpillar, Inc.   570,200 $ 32,465
Deere & Co.   438,000  25,596
Ingersoll-Rand Co.   124,500  5,735
Parker-Hannifin Corp.   364,000  16,244
Timken Co.   60,000  2,396
TriStar Aerospace Co.   57,000  912
  83,348
POLLUTION CONTROL - 0.1%
Ogden Corp.   169,000  5,197
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   169,050
MEDIA & LEISURE - 3.1%
ENTERTAINMENT - 0.9%
Carnival Cruise Lines, Inc. Class A  417,000  29,008
LODGING & GAMING - 0.1%
Gtech Holdings Corp. (a)  88,100  3,160
PUBLISHING - 2.1%
ACNielsen Corp. (a)  100,000  2,800
Gannett Co., Inc.   517,000  35,123
Knight-Ridder, Inc.   204,000  11,896
New York Times Co. (The) Class A  223,000  15,819
Times Mirror Co. Class A  99,000  6,058
  71,696
RESTAURANTS - 0.0%
CKE Restaurants, Inc.   110  4
TOTAL MEDIA & LEISURE   103,868
NONDURABLES - 5.7%
BEVERAGES - 0.4%
Beringer Wine Estates Holdings, Inc. Class B (a) 50,000 2,325 Canadaigua Wine Co. Class A (a) 42,000 2,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
BEVERAGES - CONTINUED
Celestial Seasonings, Inc. (a)  80,000 $ 4,180
Coors (Adolph) Co. Class B  128,000  4,576
  13,281
FOODS - 4.1%
Dean Foods Co.   130,000  6,094
Flowers Industries, Inc.   150,000  3,206
Heinz (H.J.) Co.   991,000  54,009
Hormel (George A) & Co.   95,000  3,230
Interstate Bakeries Corp.   241,100  7,640
Keebler Foods Co. (a)  3,100  88
Lancaster Colony Corp.   60,000  2,318
Omega Protein Corp.   3,000  53
Pilgrims Pride Corp.   40,000  680
Ralcorp Holdings, Inc. (a)  120,000  2,385
Sara Lee Corp.   913,000  54,380
Smithfield Foods, Inc. (a)  156,000  4,739
  138,822
HOUSEHOLD PRODUCTS - 1.1%
American Safety Razor Co. (a)  15,000  272
Ekco Group, Inc. (a)  25,000  183
French Fragrances, Inc. (a)  60,000  1,020
Premark International, Inc.   212,000  7,076
Safeskin Corp. (a)  300,000  10,687
Unilever NV ADR  248,600  18,551
  37,789
TOBACCO - 0.1%
Standard Commercial Corp.   30,000  398
Universal Corp.   79,000  2,957
  3,355
TOTAL NONDURABLES   193,247
PRECIOUS METALS - 0.3%
Barrick Gold Corp.   400,000  8,958
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - 4.6%
APPAREL STORES - 0.4%
Columbia Sportswear Co. (a)  900 $ 19
Ross Stores, Inc.   224,000  10,373
TJX Companies, Inc.   100,000  4,425
  14,817
GENERAL MERCHANDISE STORES - 2.5%
BJ's Wholesale Club, Inc.   93,000  3,726
Costco Companies, Inc. (a)  164,000  9,164
Dayton Hudson Corp.   276,000  24,098
Federated Department Stores, Inc. (a)  163,000  8,018
Neiman-Marcus Group, Inc. (a)  75,000  2,752
Wal-Mart Stores, Inc.   750,000  37,921
  85,679
GROCERY STORES - 0.0%
Safeway, Inc. (a)  150  6
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Best Buy Co., Inc. (a)  242,000  17,001
Borders Group, Inc. (a)  376,000  12,078
Officemax, Inc. (a)  200,000  3,763
Pier 1 Imports, Inc.   350,000  9,231
Tandy Corp.   174,000  8,657
Tele-Communications, Inc. (Liberty Media Group), Series A (a)  150,000
4,978
  55,708
TOTAL RETAIL & WHOLESALE   156,210
SERVICES - 1.7%
ADVERTISING - 0.4%
Omnicom Group, Inc.   304,000  14,402
LEASING & RENTAL - 0.2%
Ryder Systems, Inc.   190,000  6,614
PRINTING - 0.2%
Valassis Communications, Inc. (a)  173,000  6,790
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 0.9%
AccuStaff, Inc. (a)  722,000 $ 25,902
National Service Industries, Inc.   43,000  2,327
  28,229
TOTAL SERVICES   56,035
TECHNOLOGY - 12.6%
COMMUNICATIONS EQUIPMENT - 2.0%
Lucent Technologies, Inc.   900,000  68,513
COMPUTER SERVICES & SOFTWARE - 4.4%
Autodesk, Inc.   200,000  9,400
Brio Technology, Inc.   1,000  11
DST Systems, Inc.   26,000  1,433
ISS Group, Inc. (a)  600  27
Manhattan Associates, Inc.   1,100  25
Microsoft Corp. (a)  1,100,000  99,138
Oracle Corp. (a)  814,000  21,062
Sterling Software, Inc. (a)  318,200  8,412
Symantec Corp. (a)  278,000  8,062
  147,570
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Comdisco, Inc.   124,500  5,509
Dell Computer Corp. (a)  868,000  70,091
Ingram Micro, Inc. Class A (a)  39,100  1,784
Lexmark International Group, Inc. (a)   279,000  16,147
SCI Systems, Inc. (a)  175,400  7,224
Sun Microsystems, Inc. (a)   400,000  16,475
Tech Data Corp. (a)  140,000  6,983
Unisys Corp. (a)  418,500  9,390
Xerox Corp.   442,600  50,235
  183,838
ELECTRONICS - 0.7%
Broadcom Corp. Class A  400  19
Galileo Technology Ltd.   900  29
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Linear Technology Corp.   200,000 $ 16,100
Thomas & Betts Corp.   118,000  6,888
  23,036
TOTAL TECHNOLOGY   422,957
TRANSPORTATION - 2.8%
AIR TRANSPORTATION - 2.3%
AMR Corp. (a)  268,000  40,837
Comair Holdings, Inc.   52,500  1,434
Northwest Airlines Corp. Class A (a)  100,000  5,250
Southwest Airlines Co.   250,000  6,859
UAL Corp. (a)  250,000  21,797
Viad Corp.   44,800  1,156
  77,333
TRUCKING & FREIGHT - 0.5%
Airborne Freight Corp.   200,000  7,925
CNF Transportation, Inc.   215,000  8,304
  16,229
TOTAL TRANSPORTATION   93,562
UTILITIES - 8.2%
CELLULAR - 0.2%
Century Telephone Enterprises, Inc.   189,000  8,043
ELECTRIC UTILITY - 4.8%
Boston Edison Co.   97,000  3,953
CMS Energy Corp.   239,000  10,441
Calenergy, Inc. (a)  512,000  16,704
DQE, Inc. (a)  219,400  7,542
DTE Energy Co.   376,000  14,735
FPL Group, Inc.   430,000  26,686
FirstEnergy Corp.   375,000  11,344
GPU, Inc.   345,200  13,679
Houston Industries, Inc.   147,700  4,293
NIPSCO Industries, Inc.   258,000  6,918
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
New York State Electric & Gas Corp.   132,000 $ 5,511
PP&L Resources, Inc.   301,000  6,942
Pinnacle West Capital Corp.   245,000  10,840
Public Service Enterprise Group, Inc.   438,000  14,700
Rochester Gas & Electric Corp.   109,000  3,393
Utilicorp United, Inc.   81,049  3,049
  160,730
GAS - 0.1%
Columbia Gas System, Inc. (The)  51,000  4,143
TELEPHONE SERVICES - 3.1%
AT&T Corp.   635,000  38,140
Ameritech Corp.   920,000  39,156
U.S. LEC Corp. Class A  2,100  51
U S WEST Communications Group  500,000  26,376
  103,723
TOTAL UTILITIES   276,639
TOTAL COMMON STOCKS
(Cost $2,342,358)   2,954,539
U.S. TREASURY OBLIGATIONS - 0.3%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (000S)
U.S. Treasury bills, yields at date of purchase,
 4.97% to 5.06%, 7/23/98 (c) (Cost $10,874)  Aaa $ 11,000  10,877
CASH EQUIVALENTS - 11.9%
 SHARES
Taxable Central Cash Fund (b) (Cost $400,461)  400,460,560  400,461
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,753,693)  $ 3,365,877
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)       (000S) (000S)
PURCHASED
655 S&P 500 Index Contracts   June 1998 $ 183,269 $ 2,199
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.4%
LEGEND
(a)  Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,877,000.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $2,753,695,000. Net unrealized appreciation aggregated $612,182,000, of which $645,601,000 related to appreciated investment securities and $33,419,000 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,753,693) -                                $ 3,365,877
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                        37

RECEIVABLE FOR FUND SHARES SOLD                                                        11,236

DIVIDENDS RECEIVABLE                                                                   2,144

INTEREST RECEIVABLE                                                                    1,711

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                    5,741

OTHER RECEIVABLES                                                                      736

 TOTAL ASSETS                                                                          3,387,482

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                          $ 193,665

PAYABLE FOR FUND SHARES REDEEMED                                            5,105

ACCRUED MANAGEMENT FEE                                                      1,181

OTHER PAYABLES AND ACCRUED EXPENSES                                         693

 TOTAL LIABILITIES                                                                     200,644

NET ASSETS                                                                            $ 3,186,838

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                       $ 2,201,700

UNDISTRIBUTED NET INVESTMENT INCOME                                                    13,606

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                  357,149
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                              614,383
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 106,546 SHARES OUTSTANDING                                            $ 3,186,838

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                               $29.91
SHARE ($3,186,838 (DIVIDED BY) 106,546 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                            $ 17,574
DIVIDENDS

INTEREST                                                                      6,630

 TOTAL INCOME                                                                 24,204

EXPENSES

MANAGEMENT FEE                                                     $ 8,082
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (2,096)

TRANSFER AGENT FEES                                                 2,676

ACCOUNTING FEES AND EXPENSES                                        404

NON-INTERESTED TRUSTEES' COMPENSATION                               9

CUSTODIAN FEES AND EXPENSES                                         23

REGISTRATION FEES                                                   261

AUDIT                                                               25

LEGAL                                                               11

MISCELLANEOUS                                                       12

 TOTAL EXPENSES BEFORE REDUCTIONS                                   9,407

 EXPENSE REDUCTIONS                                                 (606)     8,801

NET INVESTMENT INCOME                                                         15,403

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              337,474

 FOREIGN CURRENCY TRANSACTIONS                                      6

 FUTURES CONTRACTS                                                  21,016    358,496

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              188,872

 FUTURES CONTRACTS                                                  2,199     191,071

NET GAIN (LOSS)                                                               549,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 564,970
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED  YEAR ENDED
                                                         APRIL 30, 1998    OCTOBER 31,
                                                         (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 15,403          $ 28,263
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 358,496           346,984

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     191,071           206,458

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          564,970           581,705
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (21,463)          (20,855)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (283,353)         (135,102)

 TOTAL DISTRIBUTIONS                                      (304,816)         (155,957)

SHARE TRANSACTIONS                                        809,066           746,996
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            297,888           152,306

 COST OF SHARES REDEEMED                                  (538,354)         (1,113,454)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          568,600           (214,152)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 828,754           211,596

NET ASSETS

 BEGINNING OF PERIOD                                      2,358,084         2,146,488

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 3,186,838       $ 2,358,084
INCOME OF $13,606 AND $24,174, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     29,757            29,857

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  11,426            6,907

 REDEEMED                                                 (19,691)          (45,559)

 NET INCREASE (DECREASE)                                  21,492            (8,795)




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED             YEARS ENDED OCTOBER 31,
                              APRIL 30, 1998

                              (UNAUDITED)       1997      1996     1995     1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 27.72           $ 22.87   $ 23.04  $ 18.94  $ 19.48   $ 17.27
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         .15 D            .32 D     .26      .30      .21       .19

 NET REALIZED AND              5.59             6.25      2.10     4.57     .50       3.20
 UNREALIZED GAIN
 (LOSS)

 TOTAL FROM INVESTMENT         5.74             6.57      2.36     4.87     .71       3.39
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.25)            (.23)     (.30)    (.25)    (.21)     (.19)
 INCOME

 FROM NET REALIZED GAIN        (3.30)           (1.49)    (2.23)   (.52)    (1.04)    (.99)

 TOTAL DISTRIBUTIONS           (3.55)           (1.72)    (2.53)   (.77)    (1.25)    (1.18)

NET ASSET VALUE,              $ 29.91           $ 27.72   $ 22.87  $ 23.04  $ 18.94   $ 19.48
END OF PERIOD

TOTAL RETURN B, C              22.59%           30.66%    11.31%   26.98%   4.01%     20.76%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 3,187           $ 2,358   $ 2,146  $ 2,088  $ 1,082   $ 790
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO           .70% A           .69%      .81%     .96%     1.07%     1.11%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .66% A, E        .64% E    .75% E   .93% E   1.05% E   1.09% E
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT        1.15% A          1.28%     1.22%    1.81%    1.43%     1.39%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        134% A           127%      297%     221%     139%      279%

AVERAGE COMMISSION            $ .0416           $ .0407   .0389
RATE  F


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,788,883,000 and $1,665,373,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $760,580,000 and $600,526,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .45% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $266,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $579,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $26,000, respectively, under these arrangements. MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
State Street Bank and Trust
North Quincy, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant  Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)FIDELITY

STOCK SELECTOR

SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  22   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 26   NOTES TO THE FINANCIAL STATEMENTS.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998    PAST 6  PAST 1  PAST 5   LIFE OF
                                MONTHS  YEAR    YEARS    FUND

FIDELITY STOCK SELECTOR         20.16%  41.93%  164.10%  410.74%

S&P 500 (REGISTERED TRADEMARK)  22.49%  41.07%  184.36%  343.20%

GROWTH FUNDS AVERAGE            17.31%  39.11%  149.06%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 953 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998       PAST 1  PAST 5  LIFE OF
                                   YEAR    YEARS   FUND

FIDELITY STOCK SELECTOR            41.93%  21.44%  23.99%

S&P 500                            41.07%  23.25%  21.69%

GROWTH FUNDS AVERAGE               39.11%  19.64%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Stock Selector              S&P 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                     9957.00
  1990/11/30      10660.00                    10600.22
  1990/12/31      11150.69                    10895.97
  1991/01/31      12313.89                    11371.03
  1991/02/28      13376.82                    12184.06
  1991/03/31      13948.39                    12478.92
  1991/04/30      14179.02                    12508.87
  1991/05/31      14800.74                    13049.25
  1991/06/30      13988.50                    12451.59
  1991/07/31      14640.29                    13031.84
  1991/08/31      14921.07                    13340.69
  1991/09/30      14870.93                    13117.90
  1991/10/31      15231.92                    13293.68
  1991/11/30      14670.38                    12757.95
  1991/12/31      16273.85                    14217.46
  1992/01/31      16763.21                    13953.01
  1992/02/29      17408.75                    14134.40
  1992/03/31      17065.16                    13858.78
  1992/04/30      16940.21                    14266.23
  1992/05/31      17002.68                    14336.13
  1992/06/30      16721.56                    14122.52
  1992/07/31      17398.34                    14700.13
  1992/08/31      16940.21                    14398.78
  1992/09/30      17127.63                    14568.69
  1992/10/31      17460.81                    14619.68
  1992/11/30      18210.47                    15118.21
  1992/12/31      18783.92                    15304.16
  1993/01/31      19306.58                    15432.72
  1993/02/28      19263.92                    15642.60
  1993/03/31      19957.25                    15972.66
  1993/04/30      19338.58                    15586.12
  1993/05/31      19882.58                    16003.83
  1993/06/30      20277.25                    16050.24
  1993/07/31      20234.58                    15986.04
  1993/08/31      21119.91                    16591.91
  1993/09/30      21706.57                    16464.15
  1993/10/31      21493.24                    16804.96
  1993/11/30      20767.91                    16645.32
  1993/12/31      21408.36                    16846.72
  1994/01/31      22447.38                    17419.51
  1994/02/28      22344.62                    16947.44
  1994/03/31      21339.85                    16208.54
  1994/04/30      21945.00                    16416.00
  1994/05/31      21750.89                    16685.23
  1994/06/30      21088.66                    16276.44
  1994/07/31      21408.36                    16810.31
  1994/08/31      22607.23                    17499.53
  1994/09/30      21785.15                    17070.79
  1994/10/31      22207.60                    17454.88
  1994/11/30      21134.33                    16819.18
  1994/12/31      21574.27                    17068.60
  1995/01/31      20851.51                    17511.19
  1995/02/28      22176.56                    18193.60
  1995/03/31      22995.69                    18730.50
  1995/04/30      23814.81                    19282.11
  1995/05/31      24212.33                    20052.82
  1995/06/30      26091.49                    20518.64
  1995/07/31      28091.12                    21199.04
  1995/08/31      28295.90                    21252.25
  1995/09/30      29645.04                    22149.10
  1995/10/31      29211.39                    22070.02
  1995/11/30      30006.42                    23038.90
  1995/12/31      29442.18                    23482.63
  1996/01/31      29813.69                    24281.98
  1996/02/29      30211.73                    24507.07
  1996/03/31      30463.83                    24743.07
  1996/04/30      31472.21                    25107.79
  1996/05/31      31949.87                    25755.32
  1996/06/30      31445.68                    25853.44
  1996/07/31      30092.32                    24711.24
  1996/08/31      30662.85                    25232.40
  1996/09/30      32321.38                    26652.48
  1996/10/31      33157.28                    27387.55
  1996/11/30      35174.05                    29457.78
  1996/12/31      34481.90                    28874.22
  1997/01/31      36303.59                    30678.28
  1997/02/28      35942.14                    30918.80
  1997/03/31      34684.31                    29648.35
  1997/04/30      35985.52                    31418.35
  1997/05/31      38067.44                    33331.10
  1997/06/30      39961.42                    34824.33
  1997/07/31      43344.55                    37595.31
  1997/08/31      41363.82                    35489.22
  1997/09/30      44313.22                    37432.96
  1997/10/31      42505.99                    36182.70
  1997/11/30      43648.16                    37857.60
  1997/12/31      44439.65                    38507.61
  1998/01/31      44308.61                    38933.51
  1998/02/28      47453.62                    41741.39
  1998/03/31      50418.45                    43878.97
  1998/04/30      51073.66                    44320.39
IMATRL PRASUN   SHR__CHT 19980430 19980506 114012 R00000000000094
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990 when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $51,074 - a 410.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $44,320 - a 343.20% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite economic difficulties in
Southeast Asia and the resulting
concern that U.S. corporate
earnings would slow, the stock
market continued to perform well
during the six months that ended
April 30, 1998. In fact, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 22.49% during this
time. Some U.S. corporations with
business exposure to Asia did
report disappointing earnings and
their stocks were harshly punished
- sometimes sending the market
tumbling for a day or two. However,
investors seemed to adopt a new
attitude - one that overlooked
short-term troubles and focused on
longer-term growth - helping
many of these stocks to rebound
quickly. Investors also sent the
market soaring on news of big
mergers - such as the proposed
combination of Citicorp and
Travelers Group announced in
April. Despite these ups and
downs, the continued strength of
the U.S. economy, combined with
low interest rates and low inflation,
seemed to buoy the stock market.
Through the first four months of
1998, cash inflows into stock
mutual funds were very strong and
the Dow Jones Industrial Average
closed above 9000 for the first time
in April. In addition, the period
ended on a positive note when the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Bradford Lewis, Portfolio Manager of Fidelity Stock
Selector
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the six months that ended April 30, 1998, the fund returned 20.16%. During the same time period, the Standard & Poor's 500 Index returned 22.49% and the growth funds average tracked by Lipper Analytical Services returned 17.31%. For the 12 months that ended April 30, 1998, the fund returned 41.93%, compared to 41.07% for the S&P 500 and 39.11% for the Lipper peer group.
Q. WHAT HELPED THE FUND OUTPERFORM ITS PEER GROUP DURING THE PERIOD?
A. The fund's quantitative models were successful in highlighting investment opportunities among U.S. stocks. However, the fund's performance was restrained by its investment in international stocks, which I held in an effort to reduce the volatility of the fund. This strategy - based on the premise, for example, that when Europe zigs, the U.S. zags - worked in reducing volatility. Unfortunately, international stocks underperformed the S&P 500 during the period. Fortunately, however, the fund's selection of U.S. stocks was strong enough to allow it to outperform the peer group.
Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Travelers Group was a big contributor to performance. Strong earnings growth has been driven by its successful strategy of acquiring large financial institutions and integrating them into its robust product line. In April, the company topped itself by announcing a $70 billion mega-merger with Citicorp - and its stock was duly rewarded. In addition, Travelers - along with many other financial stocks - has reaped the rewards of low interest rates, an increase in fee-based revenues and robust capital markets. Another stock, Lucent Technologies, has performed well since its spin-off from AT&T by generating strong earnings growth through new product development.
Q. WHAT ACCOUNTED FOR THE LARGE JUMP IN THE FUND'S TECHNOLOGY AND
RETAIL HOLDINGS?
A. At the beginning of the period, the fund's underweighted position in technology stocks, relative to the S&P 500, helped performance because technology stocks were battered at the peak of the Asian crisis in November and December. Much of the demand for technology products comes from the Far East, so the sector's portfolio holdings were substantially reduced. In January, I bought back many technology stocks, especially those which my work suggested were oversold based on sentiment rather than business prospects. My quantitative models worked well in picking strong technology stocks and many of them enjoyed a rally in the first quarter of 1998. I used a similar strategy for retail stocks. I maintained an underweighted position in this sector during the fourth quarter of 1997, which helped the fund because many of these stocks were oversold on disappointing sales reports. In the first quarter of 1998, I repurchased some retail stocks at attractive valuations relative to their growth rates, and many of them bounced back.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. Two energy companies, Atlantic Richfield and Tidewater, detracted from performance because oil prices lost about a quarter of their value during the period as a result of excessive capacity and weakened Asian demand. Asia is responsible for a large portion of the growth in demand for energy commodities. In addition, Sun Microsystem's stock was hurt during the period as Microsoft's NT 4.0-based personal computer servers continued to take market share from Sun's UNIX platforms.
Q. WHAT'S YOUR OUTLOOK?
A. I think the equity markets will fare well as long as inflation remains under control. Indeed, inflationary pressures appear benign for the foreseeable future. First-quarter gross domestic product grew at a surprisingly strong rate of 4.2%, but the employment cost index grew at a slower-than-expected rate - even amidst an unusually tight labor market. As a result, the stock market rallied in the first four months of 1998. However, it's highly improbable that investors will enjoy the 25% to 30% returns we've seen during the past three or four years. In this environment, I will continue to use my quantitative models to balance the portfolio with stocks that offer strong growth prospects, keeping an eye toward capital preservation in the event of a market slowdown.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON QUANTITATIVE
INVESTING STYLES:
"Most quantitative investors use a
theory to drive their discipline -
meaning they utilize an academic
model that involves feeding
historical and forecasted data
about a specified number of stocks
into a computer. The computer
then uses a formula to output some
measure of expected return or
asset value, and the most
undervalued stocks are purchased.
"By contrast, my quantitative
models are empirical by nature. We
have constructed and periodically
update a database of more than
60,000 historical stock
observations. Every observation
characterizes the nature of each
stock by looking at factors such as
price-to-earnings ratios, earnings
estimate data and balance sheet
changes. We have written a great
deal of custom software to analyze
the data to the point where the
system learns how the various
factors combine to explain the
SUBSEQUENT returns of each stock.
After this phase is complete, we
apply what the system has learned
about the factors CURRENTLY
associated with our 3,000-plus
stock universe, and the system
then forecasts returns for every
stock. I purchase the stocks with
the highest expected returns using
an optimizer to manage industry
allocations and other sources of
portfolio risk."
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in a
diversified portfolio of
common stocks that the
manager determines, using
quantitative and fundamental
research, to be undervalued
compared to others in their
industries
FUND NUMBER: 320
TRADING SYMBOL: FDSSX
START DATE: September 28, 1990
SIZE: as of April 30, 1998,
more than $2.0 billion
MANAGER: Bradford Lewis,
since 1990; manager, Fidelity
Disciplined Equity Fund, since
1988; Fidelity Small Cap
Selector, since 1993; joined
Fidelity in 1985
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                           % OF FUND'S   % OF FUND'S INVESTMENTS
                           INVESTMENTS   IN THESE STOCKS
                                         6 MONTHS AGO

LUCENT TECHNOLOGIES, INC.  1.8           0.0

AMR CORP.                  1.8           1.1

DAYTON HUDSON CORP.        1.8           1.3

MICROSOFT CORP.            1.6           0.6

AHMANSON (H.F.) & CO.      1.5           0.9

AT&T CORP.                 1.4           0.0

PFIZER, INC.               1.4           0.0

CONSECO, INC.              1.4           1.2

BJ SERVICES CO.            1.4           0.3

OFFICE DEPOT, INC.         1.4           0.0

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE MARKET SECTORS
                                  6 MONTHS AGO

FINANCE             20.5          22.1

TECHNOLOGY          10.7          8.7

RETAIL & WHOLESALE  9.0           5.0

ENERGY              8.6           12.3

UTILITIES           7.0           9.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 7.7
ROW: 1, COL: 2, VALUE: 92.3
STOCKS 94.7%
SHORT-TERM
INVESTMENTS 5.3%
FOREIGN
INVESTMENTS 9.1%
STOCKS 92.3%
SHORT-TERM
INVESTMENTS 7.7%
FOREIGN
INVESTMENTS 5.7%
ROW: 1, COL: 1, VALUE: 5.3
ROW: 1, COL: 2, VALUE: 94.7
*
**
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.1%
AEROSPACE & DEFENSE - 2.0%
Advanced Aerodynamics & Structures, Inc. Class A (a) 150,000 $ 647 Textron, Inc. 169,600 13,271
Thiokol Corp.  201,400  10,851
United Technologies Corp.  174,000  17,128
  41,897
DEFENSE ELECTRONICS - 0.1%
Raytheon Co. Class A  22,982  1,268
TOTAL AEROSPACE & DEFENSE   43,165
BASIC INDUSTRIES - 5.0%
CHEMICALS & PLASTICS - 1.2%
Crompton & Knowles Corp.  82,800  2,479
International Specialty Products, Inc. (a)  60,400  1,204
Lyondell Petrochemical Co.  166,900  5,487
Millennium Chemicals, Inc.  248,900  8,929
Olin Corp.  135,500  6,343
  24,442
IRON & STEEL - 1.2%
Aeroquip Vickers, Inc.  88,900  5,651
Bethlehem Steel Corp. (a)  250,000  3,891
USX-U.S. Steel Group  379,200  14,836
  24,378
METALS & MINING - 0.7%
Alumax, Inc.  217,600  10,744
Essex International, Inc.  66,900  2,400
Superior Telecom, Inc.  53,125  2,241
  15,385
PACKAGING & CONTAINERS - 0.2%
Sonoco Products Co.  100,500  4,039
PAPER & FOREST PRODUCTS - 1.7%
Bowater, Inc.  170,100  9,515
Fort James Corp.  533,925  26,496
  36,011
TOTAL BASIC INDUSTRIES   104,255
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 2.4%
BUILDING MATERIALS - 1.0%
Coltec Industries, Inc. (a)  197,600 $ 4,940
Hexcel Corp. (a)  47,300  1,322
Southdown, Inc.  22,600  1,599
Texas Industries, Inc.  47,400  3,054
USG Corp.  149,000  7,655
Vulcan Materials Co.  20,000  2,301
  20,871
CONSTRUCTION - 0.3%
Centex Corp.  97,800  3,399
Oakwood Homes Corp.  95,200  2,683
  6,082
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Crescent Real Estate Equities, Inc.  200,000  6,825
Duke Realty Investors, Inc.  90,000  2,143
Felcor Suite Hotels, Inc.  100,000  3,500
General Growth Properties, Inc.  45,000  1,614
Highwoods Properties, Inc.  100,000  3,400
INMC Mortgage Holdings, Inc.  111,200  2,697
Security Capital Industrial Trust, Inc.  60,000  1,466
  21,645
TOTAL CONSTRUCTION & REAL ESTATE   48,598
DURABLES - 6.7%
AUTOS, TIRES, & ACCESSORIES - 5.2%
Borg-Warner Automotive, Inc.  36,100  2,245
Dana Corp.  153,500  9,076
Eaton Corp.  77,200  7,131
Ford Motor Co.  546,100  25,018
General Motors Corp.  360,400  24,282
Johnson Controls, Inc.  104,000  6,175
Lear Corp. (a)  170,800  9,148
Navistar International Corp. (a)  88,800  2,653
PACCAR, Inc.  300,700  17,854
Toyota Motor Corp.  150,000  3,896
  107,478
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 0.2%
Citizen Watch Co. Ltd. Ord.  50,000 $ 335
Maytag Co.  53,400  2,750
  3,085
TEXTILES & APPAREL - 1.3%
Jones Apparel Group, Inc. (a)  136,000  8,135
Liz Claiborne, Inc.  150,800  7,417
VF Corp.  228,000  11,856
  27,408
TOTAL DURABLES   137,971
ENERGY - 8.6%
ENERGY SERVICES - 5.3%
BJ Services Co. (a)  762,000  28,575
Input/Output, Inc. (a)  429,400  10,681
Rowan Companies, Inc. (a)  853,200  25,116
Santa Fe International Corp.  6,500  255
Schlumberger Ltd.  255,300  21,158
Tidewater, Inc.  180,000  7,132
Weatherford Enterra, Inc. (a)  348,300  17,437
  110,354
OIL & GAS - 3.3%
Ashland, Inc.  173,800  9,190
Coastal Corp. (The)  125,000  8,930
Cooper Cameron Corp. (a)  201,800  13,407
EVI, Inc. (a)  167,700  8,930
Mobil Corp.  124,500  9,836
Shell Transport & Trading Co. PLC (Reg.)  300,000  2,230
Sun Co., Inc.  309,500  12,515
Veritas DGC, Inc. (a)  66,600  3,609
  68,647
TOTAL ENERGY   179,001
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 20.5%
BANKS - 3.7%
AmSouth Bancorporation  216,000 $ 8,982
Capital One Financial Corp.  120,100  11,537
Comerica, Inc.  268,200  17,953
Commerce Bancshares, Inc.  39,375  1,929
Credito Italiano Ord.  300,000  1,569
First Empire State Corp.  4,699  2,396
National City Corp.  78,480  5,435
Northern Trust Corp.  100,000  7,300
Republic New York Corp.  90,900  12,158
SunTrust Banks, Inc.  102,200  8,323
  77,582
CLOSED END INVESTMENT COMPANY - 3.8%
Asia Tigers Fund, Inc.  300,000  2,269
Austria Fund, Inc.  351,000  4,519
Brazil Fund, Inc.  125,000  2,844
Canadian General Investment Ltd.  23,500  285
Central European Equity Fund (a)  210,000  4,147
Chile Fund, Inc. (a)  97,000  1,570
Emerging Markets Telecommunication Fund, Inc.  250,000  3,578
Emerging Germany Fund, Inc.  200,000  2,862
Emerging Markets Infrastructure Fund, Inc.  480,000  5,610
First Australia Fund, Inc.  110,000  853
Five Arrows Chile Investment Trust Ltd.  1,650,000  3,828
France Growth Fund, Inc. (a)  460,000  6,296
GT Global Eastern Europe Fund (a)  101,244  1,209
Growth Fund of Spain, Inc.  300,000  6,469
Invesco Global Health Sciences Fund  20,000  395
Italy Fund, Inc. (The)  173,900  2,532
Mexico Fund, Inc. (The) (a)  100,000  1,819
Morgan Stanley Asia-Pacific Fund, Inc.  150,000  1,116
Morgan Stanley Emerging Markets Fund, Inc.  155,000  1,957
New Germany Fund, Inc. (The) (a)  600,000  10,725
Portugal Fund, Inc.  75,000  1,683
Scudder New Asia Fund, Inc.  60,000  634
Scudder New Europe Fund, Inc.  95,000  1,936
Singapore Fund, Inc. (a)  64,000  472
Southern Africa Fund, Inc.  30,600  524
Spain Fund, Inc.  223,600  4,248
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CLOSED END INVESTMENT COMPANY - CONTINUED
Taiwan Fund, Inc. (a)  215,000 $ 3,547
Templeton Dragon Fund, Inc.  150,000  1,650
  79,577
CREDIT & OTHER FINANCE - 1.9%
Associates First Capital Corp.  143,124  10,699
Countrywide Credit Industries, Inc.  161,300  7,803
Equitable Companies, Inc.  292,500  17,952
Money Store, Inc. (The)  66,600  2,189
  38,643
FEDERAL SPONSORED CREDIT - 0.7%
SLM Holding Corp.  352,200  15,035
INSURANCE - 5.6%
Allstate Corp.  175,000  16,844
AMBAC, Inc.  104,000  5,896
Annuity & Life Re (Holdings) Ltd.  1,900  45
CMAC Investments  41,100  2,654
Conseco, Inc.  578,900  28,728
Everest Reinsurance Holdings, Inc.  103,200  4,257
Fremont General Corp.  21,200  1,182
Horace Mann Educators Corp.  38,600  1,327
MBIA, Inc.  120,500  8,992
MGIC Investment Corp.  113,300  7,138
Mercury General Corp.  20,400  1,321
Old Republic International Corp.  185,000  8,371
Provident Companies, Inc.  81,000  3,164
Reliastar Financial Corp.  87,700  3,956
SunAmerica, Inc.  273,500  13,658
Transatlantic Holdings, Inc.  43,500  3,341
Travelers Property Casualty Corp. Class A  117,700  4,943
  115,817
SAVINGS & LOANS - 2.3%
Ahmanson (H.F.) & Co.  400,500  30,538
Dime Bancorp., Inc.  306,300  9,400
Golden State Bancorp (a)  181,200  7,067
  47,005
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 2.5%
Affiliated Managers Group, Inc.  5,700 $ 212
Bear Stearns Companies, Inc.  145,435  8,299
Edwards (A.G.), Inc.  172,200  7,749
Legg Mason, Inc.  46,166  2,724
Lehman Brothers Holdings, Inc.  287,600  20,438
MFS Government Markets Income Trust  1,000,000  6,437
PaineWebber Group, Inc.  120,000  5,377
  51,236
TOTAL FINANCE   424,895
HEALTH - 3.7%
DRUGS & PHARMACEUTICALS - 2.1%
ICN Pharmaceuticals, Inc.  106,500  5,245
Novartis AG (Reg.)  3,633  6,001
Pfizer, Inc.  253,600  28,863
Takeda Chemical Industries Ltd.  100,000  2,846
  42,955
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Guidant Corp.  244,100  16,324
MEDICAL FACILITIES MANAGEMENT - 0.8%
Health Care & Retirement Corp. (a)  80,100  3,264
Integrated Health Services, Inc.  118,500  4,570
Lincare Holdings, Inc. (a)  72,000  5,841
Total Renal Care Holdings, Inc. (a)  58,600  1,941
Universal Health Services, Inc. Class B (a)  15,600  898
  16,514
TOTAL HEALTH   75,793
HOLDING COMPANIES - 0.2%
PartnerRe Ltd.  30,000  1,502
U.S. Industries, Inc.  105,200  2,854
  4,356
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.8%
ELECTRICAL EQUIPMENT - 1.6%
General Electric Co.  249,700 $ 20,404
General Instrument Corp. (a)  545,400  12,237
  32,641
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
Case Corp.  154,900  9,846
Caterpillar, Inc.  482,200  27,455
Cincinnati Milacron, Inc.  296,100  9,198
Deere & Co.  290,000  16,947
Ingersoll-Rand Co.  266,100  12,257
Parker-Hannifin Corp.  184,600  8,238
Robbins & Myers, Inc.  8,000  265
  84,206
POLLUTION CONTROL - 0.1%
Ogden Corp.  47,900  1,473
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   118,320
MEDIA & LEISURE - 3.1%
ENTERTAINMENT - 0.5%
Carnival Cruise Lines, Inc. Class A  141,900  9,871
LEISURE DURABLES & TOYS - 0.1%
Champion Enterprises, Inc. (a)  86,500  2,152
LODGING & GAMING - 0.5%
Gtech Holdings Corp. (a)  109,500  3,928
Promus Hotel Corp. (a)  131,905  5,960
  9,888
PUBLISHING - 1.9%
ACNielsen Corp. (a)  67,900  1,901
American Greetings Corp. Class A  166,100  7,682
Gannett Co., Inc.  285,400  19,389
New York Times Co. (The) Class A  73,600  5,221
Tribune Co.  74,400  4,911
  39,104
RESTAURANTS - 0.1%
Foodmaker, Inc. (a)  157,000  2,983
TOTAL MEDIA & LEISURE   63,998
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 2.0%
BEVERAGES - 0.1%
Coors (Adolph) Co. Class B  77,200 $ 2,760
FOODS - 1.0%
Dean Foods Co.  87,200  4,088
Earthgrains Co.  43,800  2,048
Flowers Industries, Inc.  69,200  1,479
Hormel (George A) & Co.  34,200  1,163
Interstate Bakeries Corp. (Del.)  170,000  5,387
Keebler Foods Co. (a)  2,200  63
Smithfield Foods, Inc. (a)  96,100  2,919
Suiza Foods Corp. (a)  56,700  3,359
  20,506
HOUSEHOLD PRODUCTS - 0.8%
Estee Lauder Companies, Inc.  120,500  8,006
Premark International, Inc.  253,400  8,457
  16,463
TOBACCO - 0.1%
Universal Corp.  28,000  1,048
TOTAL NONDURABLES   40,777
PRECIOUS METALS - 0.5%
Barrick Gold Corp.  500,000  11,199
RETAIL & WHOLESALE - 9.0%
APPAREL STORES - 1.7%
Columbia Sportswear Co. (a)  600  13
Ross Stores, Inc.  250,000  11,578
TJX Companies, Inc.  519,400  22,983
  34,574
GENERAL MERCHANDISE STORES - 3.9%
Costco Companies, Inc. (a)  134,200  7,498
Dayton Hudson Corp.  833,800  36,401
Family Dollar Stores, Inc.  405,000  6,885
Federated Department Stores, Inc. (a)  481,600  23,689
Neiman-Marcus Group, Inc. (a)  38,000  1,394
Wal-Mart Stores, Inc.  93,300  4,717
  80,584
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 3.4%
Best Buy Co., Inc. (a)  160,000 $ 11,240
Home Depot, Inc.  124,550  8,672
Office Depot, Inc. (a)  857,500  28,405
Tandy Corp.  434,400  21,611
Zale Corp. (a)  49,200  1,482
  71,410
TOTAL RETAIL & WHOLESALE   186,568
SERVICES - 1.5%
ADVERTISING - 0.4%
Omnicom Group, Inc.  121,400  5,751
WPP Group PLC (a)  400,00  2,536
  8,287
LEASING & RENTAL - 0.2%
Ryder Systems, Inc.  137,000  4,769
PRINTING - 0.1%
Valassis Communications, Inc. (a)  65,900  2,587
SERVICES - 0.8%
AccuStaff, Inc. (a)  1,100  39
Interim Services, Inc. (a)  46,700  1,524
National Service Industries, Inc.  47,900  2,593
Robert Half International, Inc. (a)  138,600  7,502
Signature Resorts, Inc. (a)  226,400  4,047
  15,705
TOTAL SERVICES   31,348
TECHNOLOGY - 10.7%
COMMUNICATIONS EQUIPMENT - 1.9%
Lucent Technologies, Inc.  500,000  38,063
COMPUTER SERVICES & SOFTWARE - 2.9%
DST Systems, Inc. (a)  46,200  2,547
ISS Group, Inc. (a)  400  18
Microsoft Corp. (a)  370,800  33,418
National Data Corp.  68,600  2,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Shared Medical Systems Corp.  80,700 $ 5,886
Sterling Software, Inc. (a)  207,600  5,488
Symantec Corp. (a)  359,200  10,417
  60,574
COMPUTERS & OFFICE EQUIPMENT - 5.1%
Comdisco, Inc.  94,500  4,182
Digital Equipment Corp. (a)  300,000  16,688
Lexmark International Group, Inc. (a)  219,900  12,727
Pitney Bowes, Inc.  178,400  8,563
Stratus Computer, Inc. (a)  212,800  9,270
Sun Microsystems, Inc. (a)  257,900  10,622
Symbol Technologies, Inc.  83,100  3,199
Tech Data Corp. (a)  100,000  4,988
Unisys Corp. (a)  641,000  14,382
Xerox Corp.  182,300  20,691
  105,312
ELECTRONIC INSTRUMENTS - 0.1%
Waters Corp. (a)  51,300  2,745
ELECTRONICS - 0.7%
Amphenol Corp. Class A (a)  43,900  2,705
Broadcom Corp. Class A  300  14
Linear Technology Corp.  100,000  8,050
Thomas & Betts Corp.  75,300  4,396
  15,165
TOTAL TECHNOLOGY   221,859
TRANSPORTATION - 3.5%
AIR TRANSPORTATION - 3.2%
AMR Corp. (a)  245,500  37,408
Comair Holdings, Inc.  75,000  2,048
Northwest Airlines Corp. Class A  70,000  3,675
Southwest Airlines Co.  257,000  7,051
UAL Corp. (a)  179,400  15,641
  65,823
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - CONTINUED
RAILROADS - 0.0%
Bombardier, Inc. Class B  20,000 $ 540
TRUCKING & FREIGHT - 0.3%
CNF Transportation, Inc.  163,100  6,300
TOTAL TRANSPORTATION   72,663
UTILITIES - 7.0%
CELLULAR - 0.3%
Century Telephone Enterprises, Inc.  131,250  5,586
ELECTRIC UTILITY - 5.2%
Boston Edison Co.  93,300  3,802
Consolidated Edison, Inc.  257,800  11,665
DPL, Inc.  19,900  362
DQE, Inc.  244,800  8,415
Entergy Corp.  10,600  264
FPL Group, Inc.  272,800  16,931
FirstEnergy Corp.  298,000  9,015
GPU, Inc.  504,400  19,987
Houston Industries, Inc.  87,200  2,534
NIPSCO Industries, Inc.  10,000  268
New York State Electric & Gas Corp.  144,500  6,033
Niagara Mohawk Power Corp. (a)  93,900  1,150
OGE Energy Corp.  42,600  2,340
Pinnacle West Capital Corp.  195,100  8,633
Public Service Enterprise Group, Inc.  296,600  9,955
Rochester Gas & Electric Corp.  80,100  2,493
Utilicorp United, Inc.  92,269  3,472
  107,319
TELEPHONE SERVICES - 1.5%
AT&T Corp.  483,100  29,016
Telecom Italia Spa  250,000  1,882
Telecom Italia Mobile Spa  150,000  859
  31,757
TOTAL UTILITIES   144,662
TOTAL COMMON STOCKS
(Cost $1,504,346)   1,909,428
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - 0.0%
METALS & MINING - 0.0%
Freeport McMoran Copper & Gold, Inc., Series B
(Cost $718)  40,450 $ 1,016
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 0.2%
  PRINCIPAL
  AMOUNT (000'S)
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bill, yield at time of purchase, 5.50%
7/23/98 (c) (Cost $3,955) $ 4,000  3,955
CASH EQUIVALENTS - 7.5%
 SHARES

Taxable Central Cash Fund (b)
(Cost $155,136)  155,136,259  155,136
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,664,155)  $ 2,069,535
FUTURES CONTRACTS
  AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
369 S&P 500 Futures   June, 98 $ 103,246 $ 1,024
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.0%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) A portion of the security was pledged to cover margin requirements for futures contracts At the period end, the value of securities pledged amounted to $3,800,000.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,664,158,000. Net unrealized appreciation aggregated $405,377,000, of which $433,518,000 related to appreciated investment securities and $28,141,000 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,664,155) -                              $ 2,069,535
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                      475

RECEIVABLE FOR FUND SHARES SOLD                                                      4,455

DIVIDENDS RECEIVABLE                                                                 1,424

INTEREST RECEIVABLE                                                                  631

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                  2,066

OTHER RECEIVABLES                                                                    374

 TOTAL ASSETS                                                                        2,078,960

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                           $ 3,083

ACCRUED MANAGEMENT FEE                                                      761

OTHER PAYABLES AND ACCRUED EXPENSES                                         412

 TOTAL LIABILITIES                                                                   4,256

NET ASSETS                                                                          $ 2,074,704

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                     $ 1,422,880

UNDISTRIBUTED NET INVESTMENT INCOME                                                  4,209

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                241,212
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                            406,403
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 66,540 SHARES OUTSTANDING                                           $ 2,074,704

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                             $31.18
SHARE ($2,074,704 (DIVIDED BY) 66,540 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                            $ 13,875
DIVIDENDS

INTEREST                                                                      3,807

 TOTAL INCOME                                                                 17,682

EXPENSES

MANAGEMENT FEE                                                     $ 5,722
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (1,455)

TRANSFER AGENT FEES                                                 1,953

ACCOUNTING FEES AND EXPENSES                                        368

NON-INTERESTED TRUSTEES' COMPENSATION                               5

CUSTODIAN FEES AND EXPENSES                                         21

REGISTRATION FEES                                                   73

AUDIT                                                               17

LEGAL                                                               7

MISCELLANEOUS                                                       6

 TOTAL EXPENSES BEFORE REDUCTIONS                                   6,717

 EXPENSE REDUCTIONS                                                 (456)     6,261

NET INVESTMENT INCOME                                                         11,421

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              230,099

 FOREIGN CURRENCY TRANSACTIONS                                      13

 FUTURES CONTRACTS                                                  8,403     238,515

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              107,693

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                       (4)

 FUTURES CONTRACTS                                                  1,024     108,713

NET GAIN (LOSS)                                                               347,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 358,649
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED   YEAR ENDED
                                                         APRIL 30, 1998     OCTOBER 31,
                                                         (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 11,421           $ 21,571
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 238,515            260,715

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     108,713            142,452

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          358,649            424,738
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (20,512)           (14,299)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (206,338)          (119,372)

 TOTAL DISTRIBUTIONS                                      (226,850)          (133,671)

SHARE TRANSACTIONS                                        317,281            671,515
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            219,424            129,535

 COST OF SHARES REDEEMED                                  (420,828)          (851,522)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          115,877            (50,472)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 247,676            240,595

NET ASSETS

 BEGINNING OF PERIOD                                      1,827,028          1,586,433

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 2,074,704        $ 1,827,028
INCOME OF $4,209 AND $17,175, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     10,960             25,181

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  7,994              5,401

 REDEEMED                                                 (14,562)           (31,905)

 NET INCREASE (DECREASE)                                  4,392              (1,323)




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED   YEARS ENDED OCTOBER 31,
                              APRIL 30, 1998

                              (UNAUDITED)        1997      1996      1995      1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 29.40            $ 24.99   $ 24.25   $ 19.45   $ 20.15   $ 16.77
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                .17 D             .33 D     .24       .19       .16       .19
 INCOME

 NET REALIZED AND              5.26              6.23      2.78      5.57      .44       3.61
 UNREALIZED GAIN
 (LOSS)

 TOTAL FROM INVESTMENT         5.43              6.56      3.02      5.76      .60       3.80
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.33)             (.23)     (.20)     (.15)     (.28)     (.10)
 INCOME

 FROM NET REALIZED             (3.32)            (1.92)    (2.08)    (.81)     (1.02)    (.32)
 GAIN

 TOTAL DISTRIBUTIONS           (3.65)            (2.15)    (2.28)    (.96)     (1.30)    (.42)

NET ASSET VALUE,              $ 31.18            $ 29.40   $ 24.99   $ 24.25   $ 19.45   $ 20.15
END OF PERIOD

TOTAL RETURN B, C              20.16%            28.20%    13.51%    31.54%    3.32%     23.09%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 2,075            $ 1,827   $ 1,586   $ 1,135   $ 812     $ 599
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO           .71% A            .74%      .89%      1.03%     1.12%     1.11%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .66% A, E         .69% E    .84% E    1.00% E   1.09% E   1.10% E
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT        1.20% A           1.24%     1.07%     .99%      1.01%     1.52%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        124% A            117%      247%      220%      187%      192%

AVERAGE COMMISSION            $ .0405            $ .0397   $ .0339
RATES F


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions and passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,024,105,000 and $1,163,856,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $418,272,000 and $324,453,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of
 .45% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $200,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $440,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $13,000, respectively, under these arrangements. MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

TECHNOQUANT GROWTH
SM
FUND
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  16   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 20   NOTES TO THE FINANCIAL STATEMENTS.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage of change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998        PAST 6  PAST 1  LIFE OF
                                    MONTHS  YEAR    FUND

FIDELITY TECHNOQUANT GROWTH         7.80%   38.12%  36.04%

FIDELITY TECHNOQUANT GROWTH         4.57%   33.97%  31.96%
 (INCL. 3.00% SALES CHARGE)

S&P 500 (REGISTERED TRADEMARK)      22.49%  41.07%  56.31%

CAPITAL APPRECIATION FUNDS AVERAGE  12.84%  38.13%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998             PAST 1  LIFE OF
                                         YEAR    FUND

FIDELITY TECHNOQUANT GROWTH              38.12%  23.42%

FIDELITY TECHNOQUANT GROWTH              33.97%  20.87%
 (INCL. 3.00% SALES CHARGE)

S&P 500                                  41.07%  35.70%

CAPITAL APPRECIATION FUNDS AVERAGE       38.13%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             TechnoQuant Growth          S&P 500
             00333                       SP001
  1996/11/12       9700.00                    10000.00
  1996/11/30       9932.80                    10389.23
  1996/12/31      10020.10                    10183.42
  1997/01/31      10640.90                    10819.68
  1997/02/28       9923.10                    10904.51
  1997/03/31       9428.40                    10456.44
  1997/04/30       9554.50                    11080.69
  1997/05/31      10408.10                    11755.28
  1997/06/30      10922.20                    12281.92
  1997/07/31      12037.70                    13259.19
  1997/08/31      12095.90                    12516.41
  1997/09/30      12852.50                    13201.94
  1997/10/31      12241.40                    12760.99
  1997/11/30      11998.90                    13351.70
  1997/12/31      11816.38                    13580.95
  1998/01/31      11642.61                    13731.15
  1998/02/28      12593.23                    14721.44
  1998/03/31      13247.43                    15475.33
  1998/04/30      13196.32                    15631.01
IMATRL PRASUN   SHR__CHT 19980430 19980506 115048 R00000000000021
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $13,196 - a 31.96% increase on the initial investment. For comparison, look at how the Standard & Poors 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,631 - a 56.31% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose money.
But if you can ride out the
market's ups and downs, you
may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite economic difficulties in
Southeast Asia and the resulting
concern that U.S. corporate
earnings would slow, the stock
market continued to perform well
during the six months that ended
April 30, 1998. In fact, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 22.49% during this
time. Some U.S. corporations with
business exposure to Asia did
report disappointing earnings and
their stocks were harshly punished
- sometimes sending the market
tumbling for a day or two. However,
investors seemed to adopt a new
attitude - one that overlooked
short-term troubles and focused on
longer-term growth - helping
many of these stocks to rebound
quickly. Investors also sent the
market soaring on news of big
mergers - such as the proposed
combination of Citicorp and
Travelers Group announced in
April. Despite these ups and
downs, the continued strength of
the U.S. economy, combined with
low interest rates and low inflation,
seemed to buoy the stock market.
Through the first four months of
1998, cash inflows into stock
mutual funds were very strong and
the Dow Jones Industrial Average
closed above 9000 for the first time
in April. In addition, the period
ended on a positive note when the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Timothy Krochuk, Portfolio Manager of Fidelity TechnoQuant Growth Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the six months that ended April 30, 1998, the fund returned 7.80%. For the same period, the capital appreciation funds average tracked by Lipper Analytical Services returned 12.84% and the Standard & Poor's 500 Index returned 22.49%. For the 12 months that ended April 30, 1998, the fund returned 38.12%, compared to 38.13% for the Lipper peer group and 41.07% for the S&P 500.
Q. WHY DID THE FUND UNDERPERFORM ITS PEER GROUP AND THE S&P 500 DURING THE SIX-MONTH PERIOD?
A. Many market participants, particularly foreign investors, panicked as the global effects of the Asian turmoil were being sorted out and began a "flight to quality" - snatching up stocks of companies with household names that they presumed to be safe. Because the fund has a tilt toward small- and mid-capitalization stocks, this market movement dramatically reduced the fund's relative returns over the six-month period. The fund underperformed the Lipper peer group because some of the fund's holdings were hit harder by this lack of market breadth than those held by some of the other capital appreciation funds. It's interesting to note, however, that the entire Lipper capital appreciation group underperformed the S&P 500 because these funds also tend to focus on finding opportunities among smaller- and mid-cap stocks.
Q. WHICH HOLDINGS HELPED PERFORMANCE?
A. Ames Department Stores performed well during the period as the economy continued to chug along, consumer confidence soared and people spent more money. In addition, Keane, a software company, received the attention of investors with its solutions for the impending Year 2000 dilemma. Many computer systems read a two-digit number as the year, so there's concern that some will read "00" as 1900, rather than 2000. In addition, the fund benefited by not holding many health care and technology stocks at the end of 1997 when many of these securities lost value due to the Asian crisis.
Q. WHICH HOLDINGS DETRACTED FROM PERFORMANCE?
A. The fund's holdings in the energy service sector, such as EVI and ENSCO International, hurt performance during the period. I associate these losses with unforeseen actions by Saddam Hussein or the perceived effects of the Southeast Asian crisis on the demand for energy commodities, causing oil prices to hit the bottom of the barrel and sending many oil stocks plummeting during the period. Although I could not prepare for the effects of these news events, my models did direct me to increase the fund's holdings in the energy service sector during the period because their technical valuations became very attractive. In addition, the price of oil has historically risen about 20% on average during the summer of an El Nino year. The increased demand for gasoline during the summer driving season could also help these stocks to rebound.
Q. HOW DO YOU ASSESS THE FUND'S PERFORMANCE DURING THESE TIMES OF
VOLATILITY?
A. I don't think short-term events should send investors running for cover. This is an aggressive fund, so shareholders need to be willing to ride out periods of short-term volatility to reap the potential long-term benefits of the fund's investing style. Although the fund didn't generate strong returns during the six-month period, it has the potential to outperform the market over the long term because my models have helped me to assemble a portfolio of promising stocks. For instance, the stocks in the portfolio as of April 30 were trading at an average price-to-earnings ratio of 16, while the stocks in the S&P 500 were trading at about 22 times earnings. In addition, the average revenue growth for the first quarter of 1998 for the stocks in the S&P 500 was 9.2%, compared to 24% for the stocks in this fund. As a result, I think these companies are trading at cheap valuations and have the potential to generate stronger sales growth than the stocks in the S&P 500.
Q. WHAT'S YOUR OUTLOOK?
A. My models are forecasting a year of above-average volatility and average returns - of only about 8% to 10% - for the equity markets. I am also anticipating that the stock market may experience a few plunges similar to the big one-day drop we witnessed at the end of October 1997. As a result, I expect to maintain a defensive posture by spreading the fund's investments out among a large number of securities and sectors.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
TIM KROCHUK ON FUNDAMENTAL
VALUATION VERSUS TECHNICAL
VALUATION:
"MANY FUND MANAGERS LOOK AT A
COMPANY'S FUNDAMENTALS - THE
INFORMATION FOUND ON INCOME
STATEMENTS AND BALANCE SHEETS -
WHEN DECIDING WHETHER TO BUY OR SELL A
STOCK. DURING THIS PROCESS, THE
MANAGER ASSESSES A COMPANY'S
MANAGEMENT TEAM, THEIR BALANCE
SHEET AND A NUMBER OF EARNINGS
RATIOS. THESE RATIOS, SUCH AS
PRICE-TO-SALES OR PRICE-TO EARNINGS,
OFTEN TELL A MANAGER - ON A
FUNDAMENTAL BASIS - WHETHER HE OR
SHE IS PAYING TOO MUCH FOR EVERY
DOLLAR OF A COMPANY'S SALES OR
EARNINGS POWER.
"ON THE OTHER HAND, I USE TECHNICAL
DATA TO MAKE MY INVESTMENT
DECISIONS. THIS DATA LOOKS AT THE PRICE
AND VOLUME ACTIVITY OF A STOCK. A
STOCK CAN STILL BECOME OVERVALUED OR
`EXPENSIVE' RELATIVE TO THESE CRITERIA.
A STOCK MAY BECOME TECHNICALLY
OVERVALUED AT A POINT WHERE TOO
MANY PEOPLE AND TOO MUCH MONEY
HAVE MOVED INTO THE SAME STOCK.
THINK OF A STOCK LIKE THIS AS BEING
SIMILAR TO A VERY CROWDED ROOM.  IF
SOMEONE WERE TO YELL, `FIRE!' YOU CAN
BE SURE THAT A NUMBER OF SHAREHOLDERS
WOULD GET TRAMPLED AS EVERYONE
SCRAMBLED FOR THE EXIT.
"FACED WITH ONE OF THESE STOCKS, I
WOULD SEEK AN ALTERNATIVE STOCK FROM
THE SAME INDUSTRY WITH A SMALLER BUT
EXPANDING NUMBER OF PLAYERS
SUPPORTED BY STRONG MONEY FLOW.  IF A
LARGE AMOUNT OF MONEY IS CHASING A
FIXED NUMBER OF SHARES FOR A
PARTICULAR STOCK, CHANCES ARE GOOD
THAT THE STOCK WILL ENJOY MORE UPSIDE
- REGARDLESS OF ITS CURRENT
FUNDAMENTAL VALUATION.  THE
IMPORTANT POINT HERE, FROM A
DIVERSIFICATION STANDPOINT, IS THAT
MANY STOCKS WHICH APPEAR OVERVALUED
FUNDAMENTALLY MAY STILL BE FAIRLY
VALUED TECHNICALLY."
FUND FACTS
GOAL: LONG-TERM CAPITAL
APPRECIATION BY INVESTING
MAINLY IN COMMON STOCKS, USING
A QUANTITATIVE INVESTMENT
APPROACH THAT EMPHASIZES
TECHNICAL FACTORS
FUND NUMBER: 333
TRADING SYMBOL: FTQGX
START DATE: NOVEMBER 12, 1996
SIZE: AS OF APRIL 30, 1998,
MORE THAN $69 MILLION
MANAGER: TIMOTHY KROCHUK,
SINCE INCEPTION; MANAGER, FIDELITY
ADVISOR TECHNOQUANT GROWTH
FUND, SINCE DECEMBER 1996;
QUANTITATIVE ANALYST, 1994 -1996;
EQUITY RESEARCH ASSOCIATE, 1992-
1994; JOINED FIDELITY IN 1992
(CHECKMARK)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                            % OF FUND'S   % OF FUND'S INVESTMENTS
                            INVESTMENTS   IN THESE STOCKS
                                          6 MONTHS AGO

AT&T CORP.                  2.7           0.0

ASM LITHOGRAPHY HOLDING NV  2.2           0.4

ANCHOR GAMING               2.1           0.7

EVI, INC.                   2.1           0.0

AMES DEPARTMENT STORES      2.0           0.0

FANNIE MAE                  1.9           0.0

ENSCO INTERNATIONAL, INC.   1.9           0.9

WOLVERINE WORLD WIDE, INC.  1.9           0.0

KEANE, INC.                 1.8           1.3

FPL GROUP, INC.             1.8           0.5

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

RETAIL & WHOLESALE                11.7          9.1

FINANCE                           10.0          10.8

ENERGY                            9.7           13.3

INDUSTRIAL MACHINERY & EQUIPMENT  8.9           3.8

DURABLES                          7.8           5.7

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 2.8
ROW: 1, COL: 2, VALUE: 97.2
STOCKS 94.9%
SHORT-TERM
INVESTMENTS 5.1%
FOREIGN
INVESTMENTS 5.0%
STOCKS 97.2%
SHORT-TERM
INVESTMENTS 2.8%
FOREIGN
INVESTMENTS 3.4%
ROW: 1, COL: 1, VALUE: 5.1
ROW: 1, COL: 2, VALUE: 94.90000000000001
*
**
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.2%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 4.2%
Advanced Aerodynamics & Structures, Inc. Class A (a)  110,400 $
476,085
Thiokol Corp.   22,600  1,217,575
United Technologies Corp.   12,900  1,269,844
  2,963,504
BASIC INDUSTRIES - 5.9%
CHEMICALS & PLASTICS - 1.6%
Park Electrochemical Corp.   42,200  1,086,650
PAPER & FOREST PRODUCTS - 4.3%
Georgia-Pacific Corp.   15,000  1,157,813
International Paper Co.   20,000  1,043,750
Mail-Well, Inc. (a)  17,300  836,888
  3,038,451
TOTAL BASIC INDUSTRIES   4,125,101
CONSTRUCTION & REAL ESTATE - 5.4%
BUILDING MATERIALS - 1.6%
Southdown, Inc.   15,700  1,110,775
CONSTRUCTION - 3.8%
Granite Construction, Inc.   24,600  727,238
M.D.C. Holdings, Inc.   65,700  1,129,219
Ryland Group, Inc.   40,600  850,063
  2,706,520
TOTAL CONSTRUCTION & REAL ESTATE   3,817,295
DURABLES - 7.8%
AUTOS, TIRES, & ACCESSORIES - 1.6%
Navistar International Corp. (a)  37,700  1,126,288
HOME FURNISHINGS - 3.0%
Miller (Herman), Inc.   34,000  1,026,375
Stanley Furniture Co, Inc. (a)  22,800  1,065,900
  2,092,275
TEXTILES & APPAREL - 3.2%
VF Corp.   18,900  982,800
Wolverine World Wide, Inc.   45,500  1,313,813
  2,296,613
TOTAL DURABLES   5,515,176
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 9.7%
ENERGY SERVICES - 6.8%
BJ Services Co. (a)  30,700 $ 1,151,250
ENSCO International, Inc.   46,600  1,316,450
Global Marine, Inc. (a)  13,500  318,094
Marine Drilling Companies, Inc. (a)   34,500  838,781
Tidewater, Inc.   30,300  1,200,638
  4,825,213
OIL & GAS - 2.9%
EVI, Inc. (a)  27,300  1,453,725
Harken Energy Corp. (a)   86,300  555,556
  2,009,281
TOTAL ENERGY   6,834,494
FINANCE - 10.0%
BANKS - 1.5%
Republic Bancorp  53,400  1,041,300
CREDIT & OTHER FINANCE - 0.8%
Doral Financial Corp.   12,600  442,575
Heller Financial, Inc. Class A   1,000  27,000
United Panam Financial Corp.   6,900  91,425
  561,000
FEDERAL SPONSORED CREDIT - 1.9%
Fannie Mae  22,900  1,371,138
INSURANCE - 4.4%
Allmerica Financial Corp.   16,700  1,045,838
Cincinnati Financial Corp.   8,300  1,057,213
Torchmark Corp.   22,200  989,288
  3,092,339
SECURITIES INDUSTRY - 1.4%
Edwards (A.G.), Inc.   22,700  1,021,500
TOTAL FINANCE   7,087,277
HEALTH - 2.8%
DRUGS & PHARMACEUTICALS - 2.8%
Alpharma, Inc. Class A  49,600  1,128,400
Nature's Sunshine Products, Inc.   35,700  874,650
  2,003,050
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 8.9%
ELECTRICAL EQUIPMENT - 1.5%
Allen Telecom, Inc. (a)  66,800 $ 1,072,975
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
ASM Lithography Holding NV (a)  16,900  1,548,463
Applied Power, Inc. Class A  26,600  994,175
Cooper Industries, Inc.   10,700  715,563
Ingersoll-Rand Co.   24,600  1,133,138
Parker-Hannifin Corp.   18,200  812,175
  5,203,514
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   6,276,489
MEDIA & LEISURE - 4.5%
ENTERTAINMENT - 0.9%
AMF Bowling, Inc.   22,000  636,625
LODGING & GAMING - 3.6%
Anchor Gaming (a)  17,500  1,474,375
Grand Casinos, Inc. (a)  59,400  1,043,213
  2,517,588
TOTAL MEDIA & LEISURE   3,154,213
NONDURABLES - 4.7%
BEVERAGES - 1.6%
Coors (Adolph) Co. Class B  31,400  1,122,550
FOODS - 3.1%
Suiza Foods Corp. (a)  19,000  1,125,750
Tootsie Roll Industries, Inc.   15,000  1,087,500
  2,213,250
TOTAL NONDURABLES   3,335,800
PRECIOUS METALS - 1.2%
Barrick Gold Corp.   37,600  842,154
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - 11.7%
APPAREL STORES - 2.6%
Dress Barn, Inc. (a)  24,700 $ 719,388
Limited, Inc. (The)  33,000  1,107,563
  1,826,951
GENERAL MERCHANDISE STORES - 5.6%
Ames Department Stores (a)  56,900  1,394,050
Costco Companies, Inc. (a)  12,900  720,788
Dayton Hudson Corp.   26,200  1,143,794
Wal-Mart Stores, Inc.   13,400  677,538
  3,936,170
GROCERY STORES - 1.5%
Albertson's, Inc.   21,300  1,065,000
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
Brylane, Inc. (a)   12,100  710,875
Pier 1 Imports, Inc.   27,900  735,863
  1,446,738
TOTAL RETAIL & WHOLESALE   8,274,859
SERVICES - 2.9%
LEASING & RENTAL - 1.4%
Ryder Systems, Inc.   28,400  988,675
PRINTING - 1.5%
Donnelley (R.R.) & Sons Co.   23,500  1,035,469
SERVICES - 0.0%
Charles River Associates, Inc.   100  2,400
DA Consulting Group, Inc.   100  1,763
Provant, Inc.   100  1,863
  6,026
TOTAL SERVICES   2,030,170
TECHNOLOGY - 7.5%
COMPUTER SERVICES & SOFTWARE - 3.4%
Aspec Technology, Inc.   100  1,388
Brio Technology, Inc.  100  1,100
Keane, Inc. (a)  25,800  1,296,450
Manhattan Associates, Inc.   100  2,263
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Mobius Management Systems, Inc.   100 $ 1,850
Sterling Software, Inc. (a)  42,000  1,110,375
  2,413,426
COMPUTERS & OFFICE EQUIPMENT - 1.6%
International Business Machines Corp.   9,700  1,123,988
ELECTRONIC INSTRUMENTS - 1.5%
Tektronix, Inc.   24,900  1,070,700
ELECTRONICS - 1.0%
Broadcom Corp. Class A  100  4,800
Integrated Device Technology, Inc. (a)  59,000  711,688
  716,488
TOTAL TECHNOLOGY   5,324,602
TRANSPORTATION - 4.0%
AIR TRANSPORTATION - 2.9%
Southwest Airlines Co.   34,900  957,569
US Airways Group, Inc. (a)  15,200  1,081,100
  2,038,669
RAILROADS - 1.1%
Trinity Industries, Inc.   14,700  749,700
TOTAL TRANSPORTATION   2,788,369
UTILITIES - 6.0%
ELECTRIC UTILITY - 2.4%
FPL Group, Inc.   20,500  1,272,281
PG&E Corp.   12,800  414,400
  1,686,681
TELEPHONE SERVICES - 2.6%
AT&T Corp.   31,200  1,873,950
U.S. LEC Corp. Class A  100  2,425
  1,876,375
WATER - 1.0%
Philadelphia Suburban Corp.   32,100  678,113
TOTAL UTILITIES   4,241,169
TOTAL COMMON STOCK
(Cost $61,883,710)   68,613,722
CASH EQUIVALENTS - 2.8.%
 SHARES VALUE (NOTE 1)
  (000S)
Taxable Central Cash Fund (b)
(Cost $1,988,382)   1,988,382 $ 1,988,382
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $63,872,092)  $ 70,602,104
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $63,874,947. Net unrealized appreciation aggregated $6,727,157, of which $8,172,800 related to appreciated investment securities and $1,445,643 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS  APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $63,872,092) -                  $ 70,602,104
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                           78,881

DIVIDENDS RECEIVABLE                                                      33,658

INTEREST RECEIVABLE                                                       18,477

 TOTAL ASSETS                                                             70,733,120

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 1,080,783

PAYABLE FOR FUND SHARES REDEEMED                             257,137

ACCRUED MANAGEMENT FEE                                       23,660

OTHER PAYABLES AND ACCRUED EXPENSES                          44,955

 TOTAL LIABILITIES                                                        1,406,535

NET ASSETS                                                               $ 69,326,585

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 57,500,130

UNDISTRIBUTED NET INVESTMENT INCOME                                       230,597

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     4,865,846
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 6,730,012

NET ASSETS, FOR 5,368,726 SHARES OUTSTANDING                             $ 69,326,585

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                            $12.91
($69,326,585 (DIVIDED BY) 5,368,726 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $12.91)                    $13.31



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                              $ 487,081
DIVIDENDS

INTEREST                                                                        101,246

 TOTAL INCOME                                                                   588,327

EXPENSES

MANAGEMENT FEE                                                     $ 237,615
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (66,742)

TRANSFER AGENT FEES                                                 125,127

ACCOUNTING FEES AND EXPENSES                                        30,373

NON-INTERESTED TRUSTEES' COMPENSATION                               151

CUSTODIAN FEES AND EXPENSES                                         3,887

REGISTRATION FEES                                                   12,742

AUDIT                                                               17,358

LEGAL                                                               180

MISCELLANEOUS                                                       74

 TOTAL EXPENSES BEFORE REDUCTIONS                                   360,765

 EXPENSE REDUCTIONS                                                 (3,035)     357,730

NET INVESTMENT INCOME                                                           230,597

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              4,791,650

 FOREIGN CURRENCY TRANSACTIONS                                      (89)

 FUTURES CONTRACTS                                                  166,240     4,957,801

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                         13,044
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                 4,970,845

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                $ 5,201,442
FROM OPERATIONS




STATEMENT OF CHANGES IN NET ASSETS
                                                         SIX MONTHS ENDED   NOVEMBER 12, 1996
                                                         APRIL 30, 1998     (COMMENCEMENT
                                                         (UNAUDITED)        OF OPERATIONS) TO
                                                                            OCTOBER 31, 1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 230,597          $ (215,446)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 4,957,801         4,617,164

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     13,044            6,716,968

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          5,201,442         11,118,686
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS     (4,205,363)       -

SHARE TRANSACTIONS                                        10,118,910        128,663,846
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            4,174,801         -

 COST OF SHARES REDEEMED                                  (38,738,946)      (47,170,280)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (24,445,235)      81,493,566
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                          42,518            120,971

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (23,406,638)      92,733,223

NET ASSETS

 BEGINNING OF PERIOD                                      92,733,223        -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 69,326,585       $ 92,733,223
INCOME OF $230,597 AND $-, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     845,728           11,647,888

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  368,148           -

 REDEEMED                                                 (3,194,046)       (4,298,992)

 NET INCREASE (DECREASE)                                  (1,980,170)       7,348,896




FINANCIAL HIGHLIGHTS
                                                              SIX MONTHS ENDED   NOVEMBER 12, 1996
                                                              APRIL 30, 1998     (COMMENCEMENT
                                                                                 OF OPERATIONS) TO
                                                                                 OCTOBER 31,

                                                              (UNAUDITED)        1997
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.62            $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                .04               (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       .85               2.64

 TOTAL FROM INVESTMENT OPERATIONS                              .89               2.60

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                        (.61)             -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .01               .02

NET ASSET VALUE, END OF PERIOD                                $ 12.91            $ 12.62

TOTAL RETURN B, C                                              7.80%             26.20%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 69,327           $ 92,733

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        .92% A            1.24% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER                  .91% A, E         1.24% A
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    .59% A            (.35)% A

PORTFOLIO TURNOVER RATE                                        332% A            296% A

AVERAGE COMMISSION RATE F                                     $ .0395            $ .0308


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $125,391,321 and $147,703,716, respectively.
The market value of futures contracts opened and closed during the period amounted to $11,075,243 and $11,241,483, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets after the performance adjustment.
SALES LOAD. For the period November 12, 1996 (commencement of operations) through December 31, 1997, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, voluntarily waived the sales charge (3% of the offering price) on the sales of shares. For the period January 1, 1998 through April 30, 1998, FDC received sales charges of $13,623 on sales of shares of the fund, all of which was retained by FDC.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .32% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $31,730 for the period.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,712 and $323, respectively, under these arrangements.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

VALUE
FUND
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  23  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 27  NOTES TO THE FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998        PAST 6  PAST 1  PAST 5   PAST 10
                                    MONTHS  YEAR    YEARS    YEARS

FIDELITY VALUE                      16.31%  33.32%  147.33%  407.08%

S&P 500 (REGISTERED TRADEMARK)      22.49%  41.07%  184.36%  466.24%

CAPITAL APPRECIATION FUNDS AVERAGE  12.84%  38.13%  126.89%  326.97%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998        PAST 1  PAST 5  PAST 10
                                    YEAR    YEARS   YEARS

FIDELITY VALUE                      33.32%  19.85%  17.63%

S&P 500                             41.07%  23.25%  18.93%

CAPITAL APPRECIATION FUNDS AVERAGE  38.13%  17.03%  14.69%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Value                       S&P 500
             00039                       SP001
  1988/04/30      10000.00                    10000.00
  1988/05/31       9978.43                    10087.00
  1988/06/30      10401.21                    10549.99
  1988/07/31      10444.35                    10509.90
  1988/08/31      10327.87                    10152.57
  1988/09/30      11078.52                    10585.07
  1988/10/31      11725.63                    10879.33
  1988/11/30      11233.82                    10723.76
  1988/12/31      11485.07                    10911.42
  1989/01/31      11937.62                    11710.14
  1989/02/28      11665.21                    11418.56
  1989/03/31      12161.70                    11684.61
  1989/04/30      12829.54                    12291.04
  1989/05/31      13242.54                    12788.83
  1989/06/30      13624.79                    12715.93
  1989/07/31      14894.57                    13864.18
  1989/08/31      14951.68                    14135.92
  1989/09/30      14670.49                    14077.96
  1989/10/31      13690.70                    13751.35
  1989/11/30      14024.62                    14031.88
  1989/12/31      14120.33                    14368.64
  1990/01/31      12844.19                    13404.51
  1990/02/28      12917.25                    13577.43
  1990/03/31      13204.62                    13937.23
  1990/04/30      13092.60                    13588.80
  1990/05/31      13940.11                    14913.70
  1990/06/30      13516.35                    14812.29
  1990/07/31      13389.71                    14764.89
  1990/08/31      12215.86                    13430.15
  1990/09/30      11762.88                    12776.10
  1990/10/31      11499.86                    12721.16
  1990/11/30      12021.03                    13542.95
  1990/12/31      12309.83                    13920.80
  1991/01/31      12963.63                    14527.74
  1991/02/28      13745.12                    15566.48
  1991/03/31      14015.83                    15943.18
  1991/04/30      14199.72                    15981.45
  1991/05/31      14991.43                    16671.85
  1991/06/30      14296.76                    15908.28
  1991/07/31      14996.53                    16649.60
  1991/08/31      15359.19                    17044.20
  1991/09/30      15241.71                    16759.56
  1991/10/31      15420.48                    16984.14
  1991/11/30      14541.94                    16299.68
  1991/12/31      15534.46                    18164.36
  1992/01/31      16176.90                    17826.50
  1992/02/29      16808.81                    18058.25
  1992/03/31      16666.63                    17706.11
  1992/04/30      17135.30                    18226.67
  1992/05/31      17309.08                    18315.98
  1992/06/30      17082.64                    18043.07
  1992/07/31      17625.03                    18781.03
  1992/08/31      17214.29                    18396.02
  1992/09/30      17519.71                    18613.10
  1992/10/31      17593.44                    18678.24
  1992/11/30      18367.53                    19315.17
  1992/12/31      18820.06                    19552.75
  1993/01/31      19336.48                    19716.99
  1993/02/28      19437.63                    19985.14
  1993/03/31      20390.62                    20406.83
  1993/04/30      20502.42                    19912.98
  1993/05/31      20928.33                    20446.65
  1993/06/30      20928.33                    20505.95
  1993/07/31      21375.54                    20423.92
  1993/08/31      22120.89                    21197.99
  1993/09/30      22110.24                    21034.76
  1993/10/31      22775.73                    21470.18
  1993/11/30      22312.55                    21266.22
  1993/12/31      23136.84                    21523.54
  1994/01/31      24338.83                    22255.34
  1994/02/28      24120.28                    21652.22
  1994/03/31      23171.35                    20708.18
  1994/04/30      23706.20                    20973.25
  1994/05/31      24051.27                    21317.21
  1994/06/30      24028.27                    20794.94
  1994/07/31      24775.91                    21477.01
  1994/08/31      25655.84                    22357.57
  1994/09/30      25282.01                    21809.81
  1994/10/31      25713.35                    22300.53
  1994/11/30      24557.37                    21488.34
  1994/12/31      24901.88                    21807.01
  1995/01/31      24615.09                    22372.47
  1995/02/28      25353.42                    23244.33
  1995/03/31      26091.76                    23930.27
  1995/04/30      26683.64                    24635.01
  1995/05/31      27275.53                    25619.67
  1995/06/30      27592.82                    26214.82
  1995/07/31      28685.07                    27084.10
  1995/08/31      29008.47                    27152.08
  1995/09/30      29978.67                    28297.90
  1995/10/31      29362.38                    28196.88
  1995/11/30      30668.19                    29434.72
  1995/12/31      31658.24                    30001.63
  1996/01/31      32512.83                    31022.89
  1996/02/29      32621.25                    31310.47
  1996/03/31      33437.58                    31611.99
  1996/04/30      34317.68                    32077.95
  1996/05/31      34783.24                    32905.24
  1996/06/30      34483.50                    33030.61
  1996/07/31      32729.67                    31571.32
  1996/08/31      33928.65                    32237.16
  1996/09/30      34796.00                    34051.47
  1996/10/31      35070.23                    34990.60
  1996/11/30      37053.66                    37635.54
  1996/12/31      36993.10                    36889.98
  1997/01/31      37789.81                    39194.87
  1997/02/28      38177.40                    39502.16
  1997/03/31      37753.92                    37879.01
  1997/04/30      38033.85                    40140.39
  1997/05/31      41062.78                    42584.14
  1997/06/30      42914.58                    44491.91
  1997/07/31      45749.72                    48032.13
  1997/08/31      44787.93                    45341.37
  1997/09/30      46740.22                    47824.72
  1997/10/31      43596.45                    46227.37
  1997/11/30      44307.03                    48367.24
  1997/12/31      44790.40                    49197.70
  1998/01/31      44724.10                    49741.83
  1998/02/28      48172.06                    53329.21
  1998/03/31      49954.06                    56060.20
  1998/04/30      50700.02                    56624.16
IMATRL PRASUN   SHR__CHT 19980430 19980506 114709 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $50,708 - a 407.08% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,624 - a 466.24% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite economic difficulties in
Southeast Asia and the resulting
concern that U.S. corporate
earnings would slow, the stock
market continued to perform well
during the six months that ended
April 30, 1998. In fact, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 22.49% during this
time. Some U.S. corporations with
business exposure to Asia did
report disappointing earnings and
their stocks were harshly punished
- sometimes sending the market
tumbling for a day or two. However,
investors seemed to adopt a new
attitude - one that overlooked
short-term troubles and focused on
longer-term growth - helping
many of these stocks to rebound
quickly. Investors also sent the
market soaring on news of big
mergers - such as the proposed
combination of Citicorp and
Travelers Group announced in
April. Despite these ups and
downs, the continued strength of
the U.S. economy, combined with
low interest rates and low inflation,
seemed to buoy the stock market.
Through the first four months of
1998, cash inflows into stock
mutual funds were very strong and
the Dow Jones Industrial Average
closed above 9000 for the first time
in April. In addition, the period
ended on a positive note when the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Rich Fentin, Portfolio Manager of Fidelity Value
Fund
Q. HOW DID THE FUND PERFORM, RICH?
A. For the six months that ended April 30, 1998, the fund was up 16.31%, well ahead of the 12.84% return for the capital appreciation funds average tracked by Lipper Analytical Services. For the 12 months that ended April 30, 1998, the fund was up 33.32% and the Lipper group was up 38.13%.
Q. WHY DID THE FUND OUTPERFORM ITS PEERS OVER THE PAST SIX MONTHS?
A. The fund's relative performance can be explained by the fact that the fund owned more mid-capitalization and fewer small-capitalization stocks than its peer group. When the smaller-caps did well last summer, the fund lagged. But the fund picked up again relative to the group when small-caps started to struggle in the fourth quarter of 1997, and for the first four months of 1998 the fund has performed in line with the market.
Q. OVERALL, THOUGH, LARGE-CAPS HAVE LED THE MARKET. IN RESPONSE, HAVE YOU MADE ANY CHANGES TO THE FUND'S HOLDINGS?
A. A value fund manager buys cheap stocks and sells expensive ones. It's that simple. So, the fund does not own a lot of the expensive blue chip names that have been driving the market. Value funds such as this one have a tendency to outperform when the overall market is only slightly up or negative and to underperform when the market is spectacular, as it has been recently. In fact, on a three-year rolling basis, the market has never done this well. That being said, the fund has still had a great couple of years.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND IN THE PAST SIX MONTHS?
A. During the period, energy prices came down pretty sharply, bringing energy stocks with them. This move resulted in some good values in that sector. At year end, the fund's energy holdings were only 6.9% of the fund; at the end of the period they were up to 9.9%. Technology also became a bigger position in the fund during the period, because the stocks in that sector became cheap. Increases in inventory levels of personal computers backed up through the supply chain. For example, when Compaq stopped producing computers, it stopped ordering from its suppliers. That had a ripple effect back through the chain.
Q. THERE ARE TWO SPECIALTY CHEMICAL COMPANIES IN THE TOP 10 - NALCO AND HERCULES - HOLDINGS WHICH HAVE GROWN IN SIZE. WHAT IS YOUR THINKING ON THOSE COMPANIES?
A. These companies are considered cyclical - they move up and down with the direction of the economy - and their share prices went down when fears about the economy came up at the end of 1997. However, at the end of the period their businesses looked to be in good shape, with both companies meeting market expectations for earnings in the first quarter of 1998. Raw materials prices went down, their sales volumes were good and they've been able to get decent pricing for their products. So, their profit margins and earnings increased.
Q. YOU'VE CUT BACK ON THE FUND'S RETAIL AND WHOLESALE INVESTMENTS FROM 8.9% SIX MONTHS AGO TO 6.5% AT THE END OF THE PERIOD. WHY WAS THAT?
A. Retail stocks have been a large position in the fund for some time, having performed very well over the past couple of years. I cut back the fund's positions in that sector because many of the stocks increased greatly and, in my opinion, became overvalued.
Q. WHAT'S YOUR OUTLOOK, RICH?
A. It seems pretty clear that the very-large-cap companies that have been driving the market also are getting to the point where they are quite expensive. The valuation gap between those companies and the rest of the market - cyclical, small-cap, mid-cap and value stocks - is rather wide at the moment. My expectation is that gap will close as it always has. Overall, as long as interest rates and corporate earnings hold, I think the market will remain steady. The Asian economic upset seems to have held rates down, and hasn't seemed to have affected earnings particularly. Six months ago,we were worried about Asia. Now, we are worried that the economies in the world may be accelerating too much and people are worried about the interest rate increases that might result from efforts to cool economic growth and subdue resulting inflation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICH FENTIN DISCUSSES
COMPANIES WITH HIGH
"OPERATING LEVERAGE":
"A common feature of some of the
fund's holdings is that they have a
lot of `operating leverage.' This
means that a high percentage of
their costs are fixed as opposed to
variable, which means that their
earnings can grow faster than
their sales.
"The fund's largest holding at the
end of the period, Rubbermaid, for
example, spent the past few years
restructuring - improving its
product line, manufacturing,
distribution, customer service
and cost structure. As a result, at
the end of the period the company
had a relatively fixed cost structure
with a good new product flow. In
turn, its earnings should be quite
sensitive to sales volume increases.
"Another big holding in the fund
that is a high-fixed-cost business
is Dole Food. It has expanded into
such products as `cut-salad,' the
bagged lettuce you see in the
supermarket. This is considered
a value-added product that sells
at a value-added margin. While
the company's prospects appeared
strong at the end of the period, its
stock was selling at a substantial
discount to the other food companies."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
in companies that own
valuable assets or are
undervalued in the
marketplace.
FUND NUMBER: 039
TRADING SYMBOL: FDVLX
START DATE: December 1, 1978
SIZE: as of April 30, 1998,
more than $8.2 billion
MANAGER: Rich Fentin, since
1996; manager Fidelity Puritan
Fund, 1987-1996; Fidelity
Value Fund, April 1992-
December 1992; Fidelity
Growth Company Fund,
1983-1987, joined Fidelity
in 1980
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

RUBBERMAID, INC.                    2.7           1.8

NALCO CHEMICAL CO.                  2.6           1.8

BROWNING-FERRIS INDUSTRIES, INC.    2.5           2.6

DOLE FOOD, INC.                     2.4           2.4

UNITED HEALTHCARE CORP.             2.1           1.4

DONNELLEY (R.R.) & SONS CO.         2.1           1.8

ALUMINUM CO. OF AMERICA             2.0           1.9

AMP, INC.                           2.0           2.3

FEDERATED DEPARTMENT STORES, INC.   2.0           1.9

HERCULES, INC.                      2.0           1.0

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

BASIC INDUSTRIES                  19.1          16.0

TECHNOLOGY                        10.4          9.1

ENERGY                            9.9           6.9

INDUSTRIAL MACHINERY & EQUIPMENT  9.3           12.4

DURABLES                          7.3           10.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **

ROW: 1, COL: 1, VALUE: 1.8
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 98.2
STOCKS 96.0%
BONDS 0.1%
SHORT-TERM
INVESTMENTS 3.9%
FOREIGN
INVESTMENTS 6.5%
STOCKS  98.2%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 1.8%
FOREIGN
INVESTMENTS 6.4%
ROW: 1, COL: 1, VALUE: 3.9
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 94.59999999999999
*
**
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.9%
AlliedSignal, Inc.   200 $ 9
GenCorp, Inc.   1,952,000  59,414
Harsco Corp.   2,139,600  98,422
Rockwell International Corp.  35,000  1,958
Textron, Inc.   9,200  720
  160,523
BASIC INDUSTRIES - 19.1%
CHEMICALS & PLASTICS - 11.2%
Betz Dearborn, Inc.   306,900  16,458
Cabot Corp.   2,971,600  106,792
du Pont (E.I.) de Nemours & Co.   227,700  16,579
Engelhard Corp.   20,000  423
Ferro Corp.   1,796,700  51,767
Geon Co.   138,100  3,297
Great Lakes Chemical Corp.   299,980  15,074
Hanna (M.A.) Co.   336,100  7,709
Hercules, Inc.   3,406,700  162,883
IMC Global, Inc.   954,800  34,373
Lawter International, Inc. (d)  2,668,500  28,019
Monsanto Co.   876,800  46,361
Morton International, Inc.   10,000  320
Nalco Chemical Co. (d)  5,312,100  211,156
Olin Corp.   1,101,200  51,550
PPG Industries, Inc.   32,800  2,318
Praxair, Inc.   10,000  503
Raychem Corp.   70,000  2,813
Union Carbide Corp.   1,565,200  75,912
Witco Corp.   2,328,600  92,271
  926,578
IRON & STEEL - 2.3%
Allegheny Teledyne, Inc.   10,000  254
Inland Steel Industries, Inc.   1,875,000  54,961
Nucor Corp.   2,120,600  127,103
Quanex Corp.   109,700  3,215
Steel Dynamics, Inc. (a)  25,000  572
  186,105
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 3.1%
Alcan Aluminium Ltd.   661,579 $ 21,452
Aluminum Co. of America  2,184,600  169,306
Olympic Steel, Inc. (a)  297,500  4,351
Pechiney SA Class A  754,562  33,720
Reynolds Metals Co.   200,000  13,200
Ryerson Tull, Inc. Class A (a)(d)  527,400  10,746
  252,775
PACKAGING & CONTAINERS - 0.3%
Owens-Illinois, Inc. (a)  10,000  396
Silgan Holdings, Inc. (a)  72,600  2,541
Tupperware Corp.   873,400  23,636
  26,573
PAPER & FOREST PRODUCTS - 2.2%
Albany International Corp. Class A  176,600  5,033
Champion International Corp.   600,200  32,298
Chesapeake Corp. (d)   1,127,000  40,995
Domtar, Inc.   400,000  3,354
Fort James Corp.   1,137,562  56,451
Georgia-Pacific Corp.   305,400  23,573
Georgia-Pacific Corp. (Timber Group)  250,000  6,406
Glatfelter (P.H.) Co.   384,600  6,947
Kimberly-Clark Corp.   18,200  924
Unisource Worldwide, Inc.   832,200  10,559
Weyerhaeuser Co.   10,000  576
  187,116
TOTAL BASIC INDUSTRIES   1,579,147
CONSTRUCTION & REAL ESTATE - 5.9%
BUILDING MATERIALS - 2.4%
American Standard Companies, Inc. (a)  3,269,100  159,164
CalMat Co.   55,800  1,461
Lilly Industrial Coatings, Inc. Class A  92,600  1,742
Owens-Corning  473,600  19,684
Sherwin-Williams Co.   10,000  356
USG Corp.   290,300  14,914
  197,321
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.1%
Walter Industries, Inc. (a)  264,300 $ 5,451
ENGINEERING - 3.0%
EG & G, Inc. (d)  4,097,900  123,449
Fluor Corp.   1,486,500  70,237
Foster Wheeler Corp.   535,700  14,832
Stone & Webster, Inc. (d)  941,800  42,028
  250,546
REAL ESTATE - 0.2%
Mitsubishi Estate Co. Ltd.   860,000  8,287
Sumitomo Realty & Development Co. Ltd.   1,550,000  7,410
  15,697
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Apartment Investment & Management Co. Class A  20,000  747
Boston Properties, Inc.   20,000  661
Crescent Real Estate Equities, Inc.   20,000  682
Equity Office Properties Trust  43,200  1,229
Equity Residential Properties Trust  20,000  982
Mack-Cali Realty Corp.   20,000  751
Patriot American Hospitality, Inc.   20,000  505
Redwood Trust, Inc.  394,778  9,721
Simon Debartolo Group, Inc.   4,700  155
Starwood Hotels & Resorts Trust  70,000  3,513
  18,946
TOTAL CONSTRUCTION & REAL ESTATE   487,961
DURABLES - 7.3%
AUTOS, TIRES, & ACCESSORIES - 0.8%
Bandag, Inc.   210,600  11,728
Cooper Tire & Rubber Co.   85,000  2,029
Cummins Engine Co., Inc.   26,000  1,414
Eaton Corp.   76,500  7,066
Federal-Mogul Corp.   171,500  11,094
Federal Signal Co.   203,100  4,354
ITT Industries, Inc.   59,800  2,179
Navistar International Corp. (a)   304,700  9,103
TRW, Inc.   288,700  15,247
  64,214
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 2.1%
Black & Decker Corp.   294,850 $ 15,222
Newell Co.   189,700  9,165
Whirlpool Corp.   2,050,100  147,607
  171,994
HOME FURNISHINGS - 0.8%
Heilig-Meyers Co. (d)  4,763,500  66,987
TEXTILES & APPAREL - 3.6%
Fruit of the Loom, Inc. Class A (a)  652,800  24,398
Intimate Brands, Inc. Class A (d)  2,695,100  78,158
I.C. Isaacs & Co., Inc. (a)  100,000  513
Liz Claiborne, Inc.   87,700  4,314
NIKE, Inc. Class B  651,900  31,128
Reebok International Ltd. (a)  1,925,200  56,553
Russell Corp.   10,000  270
Stride Rite Corp.   31,500  396
Unifi, Inc.   2,665,800  102,133
  297,863
TOTAL DURABLES   601,058
ENERGY - 9.8%
ENERGY SERVICES - 1.7%
Baker Hughes, Inc.   10,000  405
Diamond Offshore Drilling, Inc.   425,000  21,516
Helmerich & Payne, Inc.   20,000  610
McDermott International, Inc.   10,000  414
R&B Falcon Corp. (a)  620,600  19,898
Transocean Offshore, Inc.   556,000  31,066
UTI Energy Corp. (a)   619,300  10,760
Weatherford Enterra, Inc. (a)   1,035,447  51,837
  136,506
OIL & GAS - 8.1%
Amerada Hess Corp.   2,309,700  132,808
British Petroleum PLC ADR  422,631  39,939
Burlington Resources, Inc.   2,409,100  113,228
Enron Oil & Gas Co.   795,800  18,602
Nationale Elf Aquitaine  350,000  45,876
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Occidental Petroleum Corp.   3,873,900 $ 114,038
Royal Dutch Petroleum Co.   486,000  27,489
Tosco Corp.   892,600  31,799
Total SA Class B  445,000  52,857
Unocal Corp.   1,221,257  49,995
USX-Marathon Group  884,100  31,662
Valero Energy Corp.   559,200  18,104
  676,397
TOTAL ENERGY   812,903
FINANCE - 1.0%
CREDIT & OTHER FINANACE - 0.0%
Heller Financial, Inc. Class A   26,000  702
INSURANCE - 1.0%
Aetna, Inc.   510,200  41,230
Berkley (W.R.) Corp.   364,250  16,983
Capital Re Corp.   23,200  1,712
Loews Corp.   10,000  1,001
Progressive Corp.  900  122
Terra Nova (Bermuda) Holdings Ltd.   632,600  19,373
  80,421
TOTAL FINANCE   81,123
HEALTH - 5.3%
DRUGS & PHARMACEUTICALS - 0.5%
Amgen, Inc. (a)  100,300  5,980
Sankyo Co. Ltd.   214,000  5,285
Sigma Aldrich Corp.   10,100  403
Takeda Chemical Industries Ltd.   1,179,000  33,553
  45,221
MEDICAL EQUIPMENT & SUPPLIES - 1.7%
Bausch & Lomb, Inc.   2,576,700  127,386
Pall Corp.   732,500  14,375
  141,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 3.1%
Columbia/HCA Healthcare Corp.   1,787,750 $ 58,884
Humana, Inc. (a)  178,700  4,825
Quest Diagnostics, Inc. (a)  677,700  13,046
United HealthCare Corp.   2,497,900  175,477
  252,232
TOTAL HEALTH   439,214
HOLDING COMPANIES - 0.3%
Cookson Group PLC  3,750,000  16,823
Norfolk Southern Corp.   30,300  1,013
Triarc Companies, Inc. Class A (a)  170,300  4,396
  22,232
INDUSTRIAL MACHINERY & EQUIPMENT - 9.3%
ELECTRICAL EQUIPMENT - 3.6%
Alcatel Alsthom Compagnie Generale d'Electricite SA 600,000 108,750 AMETEK, Inc. (d) 3,305,000 100,596
BMC Industries, Inc.   920,100  16,792
General Signal Corp.   20,000  880
Philips Electronics NV  87,800  7,902
Scientific-Atlanta, Inc.   2,529,300  60,387
  295,307
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Cooper Industries, Inc.   10,000  669
Harnischfeger Industries, Inc.   1,832,600  51,771
Ingersoll-Rand Co.   171,000  7,877
Tenneco, Inc.   46,500  2,002
THK Co. Ltd.   268,500  2,567
Tyco International Ltd.  320,122  17,447
  82,333
POLLUTION CONTROL - 4.7%
Browning-Ferris Industries, Inc.   6,142,900  209,626
Eastern Environmental Services Inc. (a)  62,200  1,625
Ogden Corp.   1,199,800  36,894
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - CONTINUED
USA Waste Services, Inc. (a)  1,042,700 $ 51,157
Waste Management, Inc.   2,746,100  91,994
  391,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   768,936
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.0%
CBS Corp.   58,500  2,084
ENTERTAINMENT - 0.1%
MGM Grand, Inc. (a)  354,400  11,961
LEISURE DURABLES & TOYS - 0.3%
Brunswick Corp.   430,600  13,995
Callaway Golf Co.   243,500  6,635
Coachmen Industries, Inc.   44,100  1,097
  21,727
LODGING & GAMING - 0.6%
Circus Circus Enterprises, Inc. (a)   486,300  8,784
Gtech Holdings Corp. (a)  200,000  7,175
Mirage Resorts, Inc. (a)  1,562,300  34,468
  50,427
PUBLISHING - 1.1%
Banta Corp. (d)  1,883,300  60,266
Gibson Greetings, Inc. (a)  259,100  6,777
Harcourt General, Inc.   427,500  22,310
  89,353
RESTAURANTS - 0.0%
Applebee's International, Inc.   165,000  4,104
TOTAL MEDIA & LEISURE   179,656
NONDURABLES - 7.2%
BEVERAGES - 0.1%
Seagram Co. Ltd.   250,000  10,657
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
FOODS - 2.7%
Corn Products International, Inc. (a)   260,100 $ 9,266
Dole Food, Inc. (d)  4,482,300  201,423
Flowers Industries, Inc.   174,500  3,730
IBP, Inc.   180,000  3,713
Nabisco Holdings Corp. Class A  145,100  6,938
Tyson Foods, Inc.   5,400  104
  225,174
HOUSEHOLD PRODUCTS - 4.0%
First Brands Corp. (d)   3,376,600  90,535
Playtex Products, Inc. (a)   858,400  13,252
Premark International, Inc.   180,000  6,008
Rubbermaid, Inc. (d)  7,695,900  220,295
  330,090
TOBACCO - 0.4%
Gallaher Group PLC  2,440,000  12,719
Philip Morris Companies, Inc.   600,000  22,388
  35,107
TOTAL NONDURABLES   601,028
PRECIOUS METALS - 0.3%
Agnico Eagle Mines Ltd.   1,184,800  8,611
Newmont Mining Corp.   483,500  15,563
  24,174
RETAIL & WHOLESALE - 6.5%
APPAREL STORES - 2.1%
AnnTaylor Stores Corp. (a)(d)  1,870,600  29,813
Charming Shoppes, Inc. (a)  647,500  3,015
Filene's Basement Corp. (a)(d)  1,927,310  10,721
Limited, Inc. (The)  3,776,921  126,763
  170,312
APPLIANCE STORES - 0.1%
Cellstar Corp. (a)  167,200  5,455
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 4.0%
Consolidated Stores Corp. (a)  31,250 $ 1,250
Dillards, Inc. Class A  999,600  36,610
Federated Department Stores, Inc. (a.)  3,313,800  162,998
May Department Stores Co. (The)  10,000  617
Wal-Mart Stores, Inc.   2,662,200  134,607
  336,082
GROCERY STORES - 0.0%
Somerfield PLC  289,209  1,635
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Brylane, Inc. (a)  64,700  3,801
Corporate Express, Inc. (a)   10,000  101
IKON Office Solutions, Inc.   400,000  9,675
Office Depot, Inc. (a)  150,000  4,969
  18,546
TRADING COMPANIES - 0.1%
Inchcape PLC Ord.   1,700,000  6,355
TOTAL RETAIL & WHOLESALE   538,385
SERVICES - 6.4%
LEASING & RENTAL - 0.7%
Republic Industries, Inc. (a)  2,088,200  58,078
PRINTING - 4.8%
Deluxe Corp. (d)  4,540,100  152,093
Donnelley (R.R.) & Sons Co.   3,857,900  169,989
Harland (John H.) Co. (d)  2,199,700  39,182
Reynolds & Reynolds Co. Class A  1,550,600  35,664
  396,928
SERVICES - 0.9%
Manpower, Inc.   540,300  23,807
Sotheby's Holdings, Inc. Class A (d)  1,981,100  45,689
Teletech Holdings, Inc. (a)  215,000  3,225
  72,721
TOTAL SERVICES   527,727
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 10.4%
COMPUTER SERVICES & SOFTWARE - 1.5%
Brio Technologgy, Inc.  2,700 $ 30
Electronic Data Systems Corp.  1,910,300  82,143
First Data Corp.   150,000  5,081
Information Resources, Inc. (a)  1,089,100  20,353
Mentor Graphics Corp. (a)  431,100  4,527
Microsoft Corp. (a)   20,000  1,803
NCR Corp. (a)  264,825  9,716
  123,653
COMPUTERS & OFFICE EQUIPMENT - 3.0%
Apple Computer, Inc. (a)  1,408,700  38,563
Bell & Howell Co. (a)  666,500  18,412
International Business Machines Corp.   20,000  2,318
Quantum Corp. (a)   10,000  235
Seagate Technology (a)  1,781,800  47,552
Unisys Corp. (a)  3,990,300  89,532
Wang Laboratories, Inc. (a)  1,845,751  49,835
  246,447
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)   400,000  14,450
Varian Associates, Inc.   212,500  10,399
  24,849
ELECTRONICS - 3.7%
AMP, Inc.   4,176,300  164,181
Integrated Device Technology, Inc. (a)  1,003,600  12,106
Methode Electronics, Inc. Class A  401,688  6,427
Micron Technology, Inc. (a)  3,470,100  107,790
Motorola, Inc.   20,000  1,113
Nichicon Corp.   470,000  5,095
Texas Instruments, Inc.   20,000  1,281
Tokyo Electron Ltd.   134,000  5,246
  303,239
PHOTOGRAPHIC EQUIPMENT - 1.9%
Imation Corp. (a)  294,450  5,558
Polaroid Corp. (d)  3,387,500  149,050
  154,608
TOTAL TECHNOLOGY   852,796
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 1.4%
RAILROADS - 0.4%
Burlington Northern Santa Fe Corp.   5,742 $ 568
CSX Corp.   550,600  28,907
  29,475
SHIPPING - 0.0%
Peninsular & Orental Steam Navigation Co.   60,000  885
TRUCKING & FREIGHT - 1.0%
CNF Transportation, Inc.   1,260,300  48,679
Laidlaw, Inc. (installment receipts) (e)  1,200,000  8,889
Laidlaw, Inc.   1,700,000  23,642
  81,210
TOTAL TRANSPORTATION   111,570
UTILITIES - 3.4%
CELLULAR - 0.3%
Mobile Telecommunications Technologies, Inc. (a)  942,600  24,036
ELECTRIC UTILITY - 0.4%
CMS Energy Corp.   110,000  4,806
Duke Energy Corp.   93,500  5,411
LG&E Energy Corp.   11,400  302
Niagara Mohawk Power Corp. (a)  686,500  8,410
Northeast Utilities (a)  657,900  9,293
PG&E Corp.   37,800  1,224
  29,446
GAS - 0.0%
MDU Resources Group, Inc.   100,000  3,469
Williams Companies, Inc.   16,650  527
  3,996
TELEPHONE SERVICES - 2.7%
AT&T Corp.   480,000  28,830
Comsat Corp., Series 1  273,900  11,059
Telebras sponsored ADR  40,000  4,873
Telefonos de Mexico SA sponsored ADR
representing Ord. Class L shares  100,000  5,663
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
U S WEST Media Group (a)  2,060,000 $ 77,765
WorldCom, Inc. (a)  2,130,500  91,145
  219,335
TOTAL UTILITIES   276,813
TOTAL COMMON STOCKS
(Cost $6,702,764)   8,065,246
CONVERTIBLE PREFERRED STOCKS - 0.6%
ENERGY - 0.1%
OIL & GAS - 0.1%
Chesapeake Energy Corp. $3.50 (c)  99,000  4,950
FINANCE - 0.5%
CLOSED END INVESTMENT COMPANY - 0.3%
Readers Digest Association $1.93 TRACES  865,000  22,436
CREDIT & OTHER FINANCE - 0.2%
Union Pacific Capital Trust $3.13 TIDES (c)  268,000  14,204
TOTAL FINANCE   36,640
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Laboratories, Inc. $3.25   67,500  3,881
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $42,880)   45,471
CONVERTIBLE BONDS - 0.0%
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS AMOUNT (000S) (000S)
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Ventritex, Inc. 5 3/4%, 8/15/01
(Cost $2,000)  - $ 2,000 $ 2,451
CASH EQUIVALENTS - 1.8%
 SHARES

Taxable Central Cash Fund (b)
(Cost $147,559)     147,559,478  147,559
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $6,895,203)  $ 8,260,727
CURRENCY ABBREVIATIONS
 CAD - Canadian dollar
PREFERRED STOCK ABBREVIATIONS
TIDES - Term Income Deferred Equity
  Securities
TRACES - Trust Automatic Common
  Exchange Securities
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,154,000 or .2% of net assets.
(d) Affiliated company (see Note 6 of Notes to Financial Statements).
(e) Purchased on an installment basis. Market value reflects only those payments made through April 30, 1998. The remaining installment aggregating $11,280,000 CAD is due July 2, 1998.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $6,898,595,000. Net unrealized appreciation aggregated $1,362,132,000 of which $1,384,783,000 related to appreciated investment securities and $22,651,000 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $6,895,203) -                               $ 8,260,727
SEE ACCOMPANYING SCHEDULE

CASH                                                                                  904

RECEIVABLE FOR INVESTMENTS SOLD                                                       56,720

RECEIVABLE FOR FUND SHARES SOLD                                                       9,869

DIVIDENDS RECEIVABLE                                                                  8,238

INTEREST RECEIVABLE                                                                   613

OTHER RECEIVABLES                                                                     223

 TOTAL ASSETS                                                                         8,337,294

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                          $ 20,768

PAYABLE FOR FUND SHARES REDEEMED                                            12,274

ACCRUED MANAGEMENT FEE                                                      2,952

OTHER PAYABLES AND ACCRUED EXPENSES                                         1,559

 TOTAL LIABILITIES                                                                    37,553

NET ASSETS                                                                           $ 8,299,741

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                      $ 6,176,639

UNDISTRIBUTED NET INVESTMENT INCOME                                                   40,234

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                 717,239
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                             1,365,629
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 135,667 SHARES OUTSTANDING                                           $ 8,299,741

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                  $61.18
PER SHARE ($8,299,741 (DIVIDED BY) 135,667 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                            $ 56,240
DIVIDENDS (INCLUDING $13,224 RECEIVED FROM
AFFILIATED ISSUERS)

INTEREST                                                                      9,124

 TOTAL INCOME                                                                 65,364

EXPENSES

MANAGEMENT FEE                                                     $ 23,742
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (6,458)

TRANSFER AGENT FEES                                                 7,602

ACCOUNTING FEES AND EXPENSES                                        413

NON-INTERESTED TRUSTEES' COMPENSATION                               26

CUSTODIAN FEES AND EXPENSES                                         131

REGISTRATION FEES                                                   170

AUDIT                                                               31

LEGAL                                                               18

MISCELLANEOUS                                                       21

 TOTAL EXPENSES BEFORE REDUCTIONS                                   25,696

 EXPENSE REDUCTIONS                                                 (637)     25,059

NET INVESTMENT INCOME                                                         40,305

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF                  721,474
 $31,630 OF SALE OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      (146)     721,328

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              454,687

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                       56        454,743

NET GAIN (LOSS)                                                               1,176,071

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 1,216,376
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED   YEAR ENDED
                                                         APRIL 30,1998      OCTOBER 31,
                                                         (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 40,305           $ 75,397
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 721,328            1,174,950

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     454,743            317,278

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,216,376          1,567,625
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (61,525)           (66,150)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (1,018,942)        (738,893)

 TOTAL DISTRIBUTIONS                                      (1,080,467)        (805,043)

SHARE TRANSACTIONS                                        916,686            2,482,105
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            1,057,160          789,418

 COST OF SHARES REDEEMED                                  (1,664,841)        (3,113,462)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          309,005            158,061
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 444,914            920,643

NET ASSETS

 BEGINNING OF PERIOD                                      7,854,827          6,934,184

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 8,299,741        $ 7,854,827
INCOME OF $40,234 AND $70,900, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     15,909             43,542

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  19,408             15,352

 REDEEMED                                                 (28,970)           (55,676)

 NET INCREASE (DECREASE)                                  6,347              3,218




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED          YEARS ENDED OCTOBER 31,
                              APRIL 30, 1998

                              (UNAUDITED)       1997     1996     1995     1994     1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 60.74           $ 54.99  $ 48.12  $ 44.71  $ 42.78  $ 33.41
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME D       .29              .58      .70      .70      .54      .55 E

 NET REALIZED AND              8.58             11.62    8.38     5.16     4.53     9.20
 UNREALIZED GAIN
 (LOSS)

 TOTAL FROM INVESTMENT         8.87             12.20    9.08     5.86     5.07     9.75
 OPERATIONS



LESS DISTRIBUTIONS             (.48)            (.53)    (.48)    (.17)    (.34)    (.23)
FROM NET INVESTMENT
 INCOME

 FROM NET REALIZED             (7.95)           (5.92)   (1.73)   (2.28)   (2.80)   (.15)
 GAIN

 TOTAL DISTRIBUTIONS           (8.43)           (6.45)   (2.21)   (2.45)   (3.14)   (.38)

NET ASSET VALUE, END          $ 61.18           $ 60.74  $ 54.99  $ 48.12  $ 44.71  $ 42.78
OF PERIOD

TOTAL RETURN B, C              16.31%           24.31%   19.44%   14.19%   12.90%   29.46%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 8,300           $ 7,855  $ 6,934  $ 5,063  $ 3,715  $ 1,623
(IN MILLIONS)

RATIO OF EXPENSES TO           .65% A           .68%     .89%     .97%     1.10%    1.12%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .64% A           .66%     .88%     .96%     1.08%    1.11%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS F

RATIO OF NET INVESTMENT        1.03% A          1.01%    1.34%    1.58%    1.29%    1.43%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        51% A            56%      112%     125%     112%     117%

AVERAGE COMMISSION            $ .0406           $ .0423  $ .0358
RATE G


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.11 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust
(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,926,004,000 and $2,422,742,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $742,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $572,000 under this arrangement.
In addition, the fund has entered into arrangements with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $65,000 under this arrangement.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AMETEK, Inc.  $ - $ - $ 397 $ 100,596
AnnTaylor Stores Corp.   6,282  -  -  29,813
Banta Corp.   8,858  -  447  60,266
Chesapeake Corp.   836  -  224  40,995
Deluxe Corp.   -  -  3,360  152,093
Dole Food, Inc.   38,879  18,086  805  201,423
EG & G, Inc.   585  -  1,147  123,449
Filene's Basement Corp.   -  -  -  10,721
First Brands Corp.   11,093  -  636  90,535
Harland (John H.) Co.   3,341  -  330  39,182
Heilig-Meyers Co.   -  -  1,000  66,987
Intimate Brands, Inc. Class A    -  -  728  78,158
Lawter International, Inc.   -  -  534  28,019
Nalco Chemical Co.   72,463  -  2,072  211,156
Polariod Corp.   40,391  -  867  149,050
Rubbermaid, Inc.   5,084  -  -  220,295
Ryerson Tull, Inc. Class A   -  -  -  10,746
Safety Kleen Corp.   -  34,043  -  -
Sotheby's Holdings, Inc. Class A   -  -  396  45,689
Stone & Webster, Inc.   4,811  13  281  42,028
TOTALS  $ 192,623 $ 52,142 $ 13,224 $ 1,701,201
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Richard B. Fentin, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
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(registered trademark)
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